UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule
14a-101)
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ATI Inc.

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ATI

Proven to perform **anywhere.**

2024 PROXY STATEMENT

AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Who we are.

ATI is a global producer of high performance materials and solutions for the aerospace and defense markets and critical applications in electronics, medical and specialty energy.

Built on the strong foundation of our legacy companies, we are a global market-driven powerhouse: advanced, innovative, highly sophisticated and quality driven.

When you need materials to go further and faster, in the most extreme conditions, ATI is Proven to Perform.

ATI

Primary Markets

AEROSPACE

You can't fly without ATI — our materials are on virtually every commercial aircraft flying today — engines and structures.

DEFENSE

Our materials power and protect the armed services in the air, sea and on the ground, and help to push the limits of space.

Critical Applications

ENERGY

Our alloys fuel electrical energy in nuclear reactors, renewables, and land-based turbines. Our oil and gas materials fight heat and corrosion deep in the sea.

MEDICAL

Essential for modern medical equipment, devices and implants, our specialty materials save and improve thousands of lives every day.

ELECTRONICS

We give capability to electronic devices through our alloys' unique electrical, magnetic, cosmetic and corrosion resistance properties and our chemicals for metal precursors.

ATI 2024 Proxy Statement	1

ATI Inc. 2021 McKinney Avenue Dallas, TX 75201

DEAR STOCKHOLDERS

As Chair of your Board of Directors, I am pleased to invite you to attend ATI’s 2024 Annual Meeting of Stockholders.

In 2023, ATI achieved another year of accelerating growth and expanding leadership in our core aerospace and defense markets. We’ve deliberately transformed our business, investing to expand capacity and grow our capabilities. These decisive actions are enabling us to capitalize on valuable emerging opportunities. In 2023 alone, we captured more than $1.2 billion in new sales commitments from leading aerospace and defense customers, representing an average of $200 million per year in estimated revenue, 2024 to 2029. Our leadership in these rapidly growing markets sets the stage for sustained, multi-year growth.

We delivered more than $4 billion in revenue during 2023. With aerospace and defense sales increasing 32% year over year and accounting for 63% of total sales in the fourth quarter, we are on track to achieve our goal for 65% of sales attributable to these growing markets.

Also among our key 2023 achievements: we successfully executed a series of pension de-risking strategies that reduced our U.S. defined benefit pension obligation by approximately 85%. The culmination of a multi-year effort, these actions enable us to fully meet our obligations to pension plan participants while mitigating volatility that impacted other stakeholders.

Simply put, we did what we said we would do. Our commitment to focused execution of our most impactful strategic priorities drove results for our shareholders. As you will see illustrated in this Proxy Statement, we are outpacing markets and peers in delivering stand-out shareholder return over time. A $100 investment in ATI at the outset of 2022 is worth nearly $300 as of the record date for the Annual Meeting.

I am delighted that Kimberly A. Fields will become ATI’s Chief Executive Officer in July. She’ll have the benefit of sustainable growth rooted in our strategic actions and will lead a business poised for a future of energizing opportunities to deliver shareholder value.

The time is right. Kim is proven to perform. With her deep operational expertise and commercial acumen, she’s been a key collaborator in the successful transformation of our business. I’m confident her strategic vision will continue to drive outstanding success for our stakeholders. Kim has also recently joined ATI’s Board of Directors. I look forward to being a valued resource to Kim and the ATI Board in my continuing role as Executive Chairman.

I am also pleased to welcome Vaishali Bhatia, our Senior Vice President, General Counsel and Chief Compliance Officer, as the

newest member of our executive leadership team. As a proven leader with deep experience in technically differentiated markets, Vaishali brings valuable new insights to our team. And, our commitment to diversity and inclusion is demonstrable: women and members of under-represented ethnic groups comprise more than 50% of our senior leadership team.

We also remain committed to reducing our carbon footprint and exploring the many opportunities the “greening” of the global economy presents to our business. We’ve reduced our own greenhouse gas emissions by nearly half since 2018, and with the publication of our next Corporate Responsibility Report in April, will announce a new, more significant 2030 carbon reduction goal.

Together, we remain rooted in our core values: we do what we say we’re going to do, when we say we’re going to do it, and we do it the right way. These values permeate our corporate governance practices, cultivation of our human capital and culture, investor outreach efforts and compensation programs. You’ll see that reflected in this Proxy Statement.

In summary, we are meeting our commitments through strong execution and operational excellence, and we’re getting better every day. As a result, our customers count on us to deliver the mission-critical materials and components they need. We are honored to be rewarded with more of their business.

I encourage you to participate in our virtual 2024 Annual Meeting. Information about how to join, including how to pose questions to our Board and management, is contained in this Proxy Statement. As we look to the future, your Board remains committed to serving as effective stewards of your investment and advocates for your interests and concerns. My fellow Board members and I value feedback from our investors and look forward to our ongoing dialogue. Thank you for your support of ATI. Sincerely, Robert S. Wetherbee Board Chair and Chief Executive Officer March 28, 2024

2	ATI 2024 Proxy Statement

Notice of Annual Meeting

of Stockholders

Annual Meeting Information
DATE & TIME: Thursday, May 16, 2024 11:30 a.m. Central Time
VIRTUAL MEETING SITE: www.meetnow.global/MJ4M9LH
RECORD DATE: March 18, 2024

Agenda

1.	Elect four directors;

2.	Advisory vote to approve the compensation of our named executive officers; and

3.	Ratify the selection of Ernst & Young LLP as our independent auditors for 2024.

Your vote is important

Please vote as soon as possible.

You can help the Company reduce expenses by voting your shares by telephone or Internet; your proxy card or voting instruction card contains the instructions. Or complete, sign and date your proxy card or voting instruction card and return it as soon as possible in the enclosed postage-paid envelope.

How to vote

Via the internet Visit the website listed on our proxy card

By mail Sign, date and return your proxy card in the enclosed envelope

By telephone Call the telephone number on your proxy card

During the Virtual Meeting Attend the Annual Meeting which is being presented virtually via webcast and vote online during the meeting

Admission to the Meeting

You are entitled to participate, vote and submit questions at ATI Inc.’s virtual 2024 Annual Meeting if you were a stockholder of record as of the close of business on March 18, 2024, the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee.

Stockholders of Record. You will be able to participate in the 2024 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting, without advance registration. To access the live webcast of the meeting you will need the 15-digit control number on the proxy card or the “Notice Regarding the Availability of Proxy Materials” (the “Notice”) you previously received.

Beneficial Owners. If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker, or nominee, you must register in advance to participate in the 2024 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting. To register in advance, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy, along with your email address, to Computershare Trust Company, N.A. (“Computershare”) by email at legalproxy@computershare.com no later than 4:00 p.m. Central Time, on Monday, May 13, 2024. You will receive a confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.

Beneficial owners that are unable to register in advance may still attend the 2024 Annual Meeting by visiting www.meetnow.global/MJ4M9LH as a “guest” but will not have the option to vote shares electronically or submit questions during the live webcast of the meeting. However, you may submit questions in advance of the meeting by emailing your question, along with proof of ownership, to investors@ATlmaterials.com.

Our Proxy Statement and 2023 Annual Report are available for review by stockholders of record at envisionreports.com/ATI and by beneficial owners at edocumentreview.com/ATI. For further information about ATI, please visit our website at atimaterials.com. This Proxy Statement is first being provided to our stockholders on or about March 28, 2024.

On behalf of the Board of Directors:

Amanda J. Skov

Corporate Secretary

March 28, 2024

Important notice regarding the availability of proxy materials for the ATI Annual Meeting of Stockholders to be held on Thursday, May 16, 2024.

As permitted under applicable Securities and Exchange Commission (“SEC”) rules, we are mailing our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and submit proxy votes online. Our Proxy Statement, proxy card and 2023 Annual Report are available for review at: envisionreports.com/ATI.

ATI 2024 Proxy Statement	3

4	ATI 2024 Proxy Statement

Proxy Statement Summary

This summary highlights information that is contained elsewhere in this Proxy Statement. You should carefully read this Proxy Statement in its entirety before voting, as this summary does not contain all of the information that you should consider.

ANNUAL MEETING OF STOCKHOLDERS

DATE & TIME: Thursday, May 16, 2024 11:30 a.m. Central Time	VIRTUAL MEETING SITE: www.meetnow.global/MJ4M9LH

RECORD DATE AND VOTING:

March 18, 2024

ATI stockholders as of the record date are entitled to vote on the matters presented at the meeting. Each share of common stock of the Company is entitled to one vote for each director nominee and one vote on each other matter presented.

MEETING AGENDA AND VOTING MATTERS

Proposal	Board’s recommendation	Page reference

1. Election of four directors	FOR	10

2. Advisory vote to approve the compensation of our named executive officers	FOR	43

3. Ratification of Ernst & Young LLP as our independent auditors for 2024	FOR	81

DIRECTOR NOMINEES – CLASS I – TERM TO EXPIRE IN 2027

Nominee	Experience and Qualifications	Board Committees

Herbert J. Carlisle Director since 2018	Leadership/Governance, Finance, Industry/Manufacturing, Operations/Technical, Government/Environmental	Audit & Risk, Technology

David P. Hess Director since 2019	Leadership/Governance, Finance, Industry/Manufacturing, Operations/Labor/HR, Government/Environmental, International/M&A	Nominating & Governance, Compensation & Leadership, Development, Technology (Chair)

Marianne Kah Director since 2019	Leadership/Governance, Finance, Industry/Manufacturing, Government/Environmental, International/M&A	Audit & Risk, Technology

Ruby Sharma Director since 2023	Leadership/Governance, Finance/Technical, International/M&A	Audit & Risk, Technology

WHAT’S NEW
Among many recent achievements and changes driving further growth, value creation and shareholder return, this Proxy Statement reflects:

◆  Kimberly A. Fields will lead ATI as President and CEO beginning this July, with Mr. Wetherbee becoming Executive Chairman

◆  Ms. Fields and Ruby Sharma were appointed to our Board, expanding representation of women on our Board to 36%

◆  Vaishali Bhatia joined our executive leadership as Senior Vice President, General Counsel and Chief Compliance Officer

◆  We dramatically reduced our exposure to pension volatility risk, bringing further stability and strength to our balance sheet while continuing to fully meet our obligations to pension participants

◆  Our relative Total Shareholder Return continued to significantly outpace the S&P 500; we returned $85 million to shareholders
  through our share repurchase program and announced a new $150 million program

Proxy Statement Summary	ATI 2024 Proxy Statement	5

BOARD COMPOSITION

ATI has a diverse, highly credentialed and highly experienced Board. Our directors possess a variety of tenure, qualifications, backgrounds, skills and experiences contributing to a Board that is well-rounded and well-positioned to effectively oversee our business and promote the interests of our stakeholders.

Highly Engaged Board Guides the Strategic Direction of Our Company

◆	Actively oversees long-term strategic planning and capital allocation decisions, including through an annual strategic planning meeting in addition to regular quarterly and other Board meetings.

◆	Regularly assesses and oversees management and mitigation of known and emergent risks to our business.

◆	Actively and continuously engages in robust Board and senior management succession planning.

◆	Overall attendance rate for Board and Committee meetings of 92% during 2023 and 95% during 2022.

◆	Market-driven stock ownership guidelines.

Focused and Thoughtful Board Refreshment

◆

Our Board routinely engages in succession planning and adds new members on an opportunistic basis when it identifies candidates whom it believes have experience, skill sets and other characteristics that will enhance Board effectiveness.

◆	We have a mandatory retirement age, and our Board engages in recruitment as appropriate to support its refreshment efforts.

◆

Our annual Board evaluation process assesses the Board’s existing skill sets and the need or desirability of adding members; the Board can appoint new members when presented with candidates who fill a particular need or otherwise would serve as an asset to the Board.

6	ATI 2024 Proxy Statement	Proxy Statement Summary

GOVERNANCE HIGHLIGHTS

Our commitment to strong corporate governance is illustrated by the following practices:

◆	Board independence (9 out of 11 directors are independent)

◆	Lead Independent Director

◆	Independent directors regularly meet in executive sessions without management present

◆	100% independent Audit & Risk, Compensation & Leadership Development and Nominating & Governance Committees

◆	Annual Board and committee self-assessments

◆	Strong corporate governance guidelines and policies

◆	Majority voting/director resignation policy for uncontested elections

◆	Board diversity (women and people of color comprise 45% of our current Board) and mandatory director retirement age

◆	Proxy access

◆	Limits on future severance arrangements

◆	Robust stock ownership guidelines for directors and executive leadership

◆	Intensive succession planning for our Board and executive leadership

◆	Well-established Board strategic and risk oversight function

RISK OVERSIGHT SUMMARY

Understanding the risks and opportunities facing the Company is fundamental to the Board’s ability to effectively exercise its oversight function and promote stakeholder interests. We view the consideration of enterprise risk—the specific financial, operational, business and strategic risks that the Company faces—as integral to our decision-making processes at both the Board and management level. The following, which is meant to be read in conjunction with the more detailed discussion of risk management and oversight beginning on page 22 of this Proxy Statement, illustrates the roles of our Board, its Committees and our management play in the oversight and mitigation of enterprise-wide risks.

Cybersecurity Risk. Our Board is actively engaged in the oversight of our cybersecurity and information security programs. Our Chief Information Security Officer oversees our comprehensive cybersecurity program, and as part of its program of regular oversight, the Audit and Risk Committee receives quarterly reports from our Chief Digital and Information Officer on ATI’s cybersecurity risk profile and enterprise cybersecurity program. For more information, see “Cybersecurity Risk Management and Oversight” on page 23.

Risks Associated with Climate Change. The Board’s Audit and Risk Committee oversees risks associated with climate change and other environmental compliance and sustainability matters, with additional oversight from the Technology Committee. For more information, see “Corporate Responsibility Risk Oversight” on page 24.

Proxy Statement Summary	ATI 2024 Proxy Statement	7

2023 BUSINESS PERFORMANCE

ATI continued its strong performance trajectory in 2023. With our focused commitment to doing what we say we are going to do and solving our customers’ most difficult challenges, we created opportunities in the face of the ongoing global geopolitical, supply chain and other challenges that continue to impact our current environment, capturing new market share and sharpening our operation advantage to drive shareholder value. We continued to successfully execute our strategy, working to ensure sustainable growth as we capitalize on the opportunities presented by unprecedented demand growth, particularly in our core aerospace and defense markets.

Sales of $4.2 billion compared to $3.8 billion in 2022

◆	Year-over-year aerospace and defense sales up 32%

◆	Aerospace and defense represented 63% of sales in Q4, compared to 53% at the end of 2022

Gross profit of $803 million compared to $714 million in 2022.

Net income of $423 million, compared to $339 million in 2022

Preserved strong liquidity and cash position

◆	Annuitized the significant majority of our remaining pension obligations

◆	Ended the year with $744 million of cash on hand at December 31

Returning capital to stockholders.

◆	Repurchased $85 million of our outstanding stock and announced a new, $150 million repurchase authorization

We believe that the strategic and operational changes we have achieved in recent years and continue to pursue are positioning our business for success in 2024 and beyond, and critically, are driving our ability create shareholder value. The following illustrate ATI’s relative total shareholder return (“TSR”) compared to the S&P 500 in 2023 and since the beginning of 2022:

8	ATI 2024 Proxy Statement	Proxy Statement Summary

STOCKHOLDER ENGAGEMENT

We value the input we receive from our stockholders. As part of our investor relations program, we regularly communicate with our investors and actively engage with them throughout the year. We solicit their feedback on a variety of topics, including among others, matters of corporate responsibility, corporate governance and ATI’s executive compensation program. Our goal is to be responsive to our stockholders and to ensure that we understand and address their concerns and observations. For a more detailed discussion of our long-standing and robust annual engagement effort, see page 35 of this Proxy Statement.

As a result of our stockholder engagement, we have: sharpened our corporate responsibility and corporate governance reporting in general; expanded our disclosures regarding risk oversight, including as it pertains to cybersecurity; significantly expanded our reporting of the potential impacts of climate change on our business with the publication of our stand-alone TCFD Report; made significant changes to our corporate governance practices in recent years; and made responsive changes to our executive compensation programs.

2023 Say On Pay Vote

Last year, following extensive shareholder engagement in 2022 and responsive changes to certain aspects of our executive compensation programs, our Say on Pay proposal received the support of more than 99% of the shares voted at our 2023 Annual Meeting.

Our Board believes that this outstanding support from our stockholders is a result of our robust and responsive program of engagement and our continuing commitment to ensure a strong link between pay and performance.

OUR COMPENSATION PHILOSOPHY—PAY FOR PERFORMANCE

ATI’s executive compensation program is designed to support our long-term strategic vision and to align with our pay-for-performance philosophy. The goals of our program are to compensate executive management based on performance, create long-term stockholder value and attract and retain key employees. Paying for performance is a key attribute of ATI’s compensation philosophy. As such, a significant portion of the compensation of each named executive officer (“NEO”) is subject to the achievement of rigorous performance goals and, therefore, is “at risk.”

2023 Target Pay Mix

Proxy Statement Summary	ATI 2024 Proxy Statement	9

TOTAL REALIZED COMPENSATION

When making determinations and awards under our incentive plans, the Compensation and Leadership Development Committee looks to the actual dollar value of awards to be delivered to the NEOs in any given year, as illustrated by the Total Realized Compensation figures below.

The comparison of 2023 target compensation to realized compensation for our NEOs reflects continuing improvement in our business and the outcome of our long-term and short-term incentive programs. Notably, we established short-term incentive targets for 2023 that, consistent with our expectations for the performance of our business, were significantly more challenging than our 2022 short-term incentive targets, resulting in short-term incentive payouts that, while above target, were lower than those paid for 2022. At the same time, our total shareholder return, which generally has significantly outpaced that of our peers for the last two years, reflects the success of our multi-year strategies and resulted in a near-maximum (198.5%) payout for our 2021-2023 PSUs. For earlier performance periods illustrated below, the outcome of our long-term incentive programs was negatively impacted to a meaningful degree by the impact of the COVID-19 pandemic and other challenges that unexpectedly confronted our business in 2020 and 2021.

2017-2023 Total Realized Compensation as % of Annual Target

These multi-year trends demonstrate our ongoing commitment to compensating our leadership based on the Company’s performance and placing a significant portion of senior executive compensation “at risk.”

2023 Target Annual Compensation Comparison to Total Realized Compensation

Named Executive Officer	2023 Target Annual Compensation	2023 Total Realized Compensation	% of Target Realized

Wetherbee	$6,193,000	$16,011,464	258%

Fields	$3,235,000	$5,987,334	185%

Newman	$2,520,000	$5,447,979	216%

Davis	$1,905,500	$4,146,311	218%

Harris	$1,850,000	$4,111,809	222%

Total Realized Compensation is calculated as follows:

10	ATI 2024 Proxy Statement	Item 1: Election Of Directors Director Terms

Item 1: Election Of Directors

Our Board of Directors has nominated four directors for election. Herbert J. Carlisle, David P. Hess, Marianne Kah and Ruby Sharma are standing for election to the Board as Class I directors for three-year terms expiring in 2027. Consistent with our mandatory retirement policy for directors, James C. Diggs will retire from our Board at the conclusion of the 2024 Annual Meeting.

Plurality Voting: Directors are elected by a plurality of the votes cast. This means that the three individuals nominated for election to the Board who receive the most “FOR” votes (among votes properly cast in person, electronically, telephonically or by proxy) will be elected.

Director Resignation Policy: While directors are elected by a plurality of the votes cast, our Bylaws include a director resignation policy. This policy states that, in an uncontested election, if any director nominee receives a greater number of votes “WITHHELD” from his or her election, as compared to votes “FOR” such election, the director nominee must tender his or her resignation. The Nominating and Governance Committee of the Board is required to make recommendations to the Board regarding any such tendered resignation. The Board will act on the tendered resignation within 90 days from the certification of the vote and will publicly disclose its decision, including its rationale.

Only votes “FOR” or “WITHHELD” are counted in determining whether a plurality has been cast in favor of a director nominee; abstentions are not counted for purposes of the election of directors. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. For a WITHHOLD vote, your shares will be counted for purposes of determining whether there is a quorum and against that director nominee for purposes of our director resignation policy.

If a nominee becomes unable or unwilling to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of directors. The Company has no reason to believe that any of the nominees for election will be unable or unwilling to serve.

DIRECTOR TERMS

Our directors currently are divided into three classes, and the directors in each class generally serve for three-year terms unless unable to serve due to death, retirement or disability. The term of one class of directors currently expires each year at our annual meeting of stockholders. The Board may fill a current or anticipated vacancy by electing a new director to the same class as the director being replaced or by effectively reassigning a director from another class. The Board may also create a new director position in any class and elect a director to hold the newly created position.

Mandatory Retirement Policy: Our Corporate Governance Guidelines include a mandatory retirement requirement that applies to our directors. Under this policy, an ATI director is expected to retire from the Board no later than the conclusion of the first Annual Meeting of Stockholders that occurs after his or her 75th birthday. If a director will reach his or her 75th birthday during his or her next upcoming term, the Nominating and Governance Committee takes that fact into account in determining whether to recommend nomination of the director for reelection. Mr. Diggs will, consistent with this policy, retire from our Board immediately following the 2024 Annual Meeting.

OUR DIRECTOR NOMINATION PROCESS

The Board is responsible for recommending director nominees to the stockholders and for selecting directors to fill vacancies between stockholder meetings. The Nominating and Governance Committee recommends candidates to the Board.

The Committee considers director candidates suggested by sitting directors, senior management and stockholders, among other sources. Additionally, the Board has, at times, engaged an external search firm to facilitate nationwide candidate searches as part of its refreshment efforts. The Committee believes that a wide-ranging and robust search is the best way to identify those candidates who most aptly meet the experience, skill and other criteria established by the Committee as necessary or desirable additions to the Board.

Item 1: Election Of Directors Our Director Nomination Process	ATI 2024 Proxy Statement	11

Director Criteria for Nominees

Director candidates are generally selected on the basis of the following criteria:

◆	their business or professional experience;

◆	recognized achievement in their respective fields;

◆	integrity and judgment;

◆	ability to devote sufficient time to the affairs of ATI;

◆	the diversity of their backgrounds;

◆	ability to represent the interests of all stockholders; and

◆	the skills and experience their membership adds to the overall competencies of the Board.

Board Diversity is one of many criteria considered by the Board when evaluating candidates. A key factor in determining director nominees is our interest in building a cognitively diverse board representing a wide breadth of experience and perspectives.

12	ATI 2024 Proxy Statement	Item 1: Election Of Directors Our Director Nomination Process

In evaluating the needs of the Board, the Nominating and Governance Committee considers the qualifications and past contributions to the Board of sitting directors and consults with our Board Chair and Chief Executive Officer, other members of the Board (including as part of the Board’s annual self-evaluation), and members of executive management. At a minimum, all recommended candidates must exemplify the highest standards of personal and professional integrity, meet any required independence standards, and be willing and able to constructively participate in and contribute to Board and committee meetings. Our Board engages, as appropriate, in refreshment efforts that focus on these and other more specific criteria, including ensuring that the Board continues to include key characteristics and skill sets.

Diversity of Continuing Director Skills and Background

CEO EXPERIENCE gives our Board strong leadership and experience across a range of corporate governance, strategic planning, finance, operational and management and succession planning matters.	∎	∎			∎	∎		∎		∎

INDUSTRY/MANUFACTURING KNOWLEDGE provides valuable, in-depth knowledge of our industry and/or the end markets we serve, with a detailed understanding of our business challenges and opportunities.	∎	∎	∎	∎	∎	∎	∎			∎

OPERATIONS/PRODUCTION experience gives our Board a practical understanding of the development and implementation of our business plan and the risks and opportunities that can impact our operations and strategies.	∎	∎	∎	∎	∎	∎		∎		∎

FINANCIAL EXPERTISE provides our Board with the financial acumen necessary to inform its oversight of our financial performance and reporting, internal controls and long-term strategic planning.	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

TECHNICAL OR LEGAL experience brings important perspectives for our business to develop innovative products and technologies and to the Board’s risk oversight function.		∎	∎	∎	∎	∎			∎	∎

LABOR/HUMAN RESOURCES experience enables directors to make important contributions to our efforts to engage in robust succession planning, to attract, motivate and retain high-performing employees, and to interact effectively with our workforce.	∎			∎	∎	∎		∎		∎

MARKETING/COMMUNICATIONS experience helps guide our strategic efforts to develop new and existing markets and to communicate effectively with our stakeholders.	∎	∎			∎	∎		∎		∎

GOVERNMENT/ENVIRONMENTAL backgrounds and experience gives directors a deep understanding of the regulatory environment in which we operate.		∎			∎		∎	∎

INTERNATIONAL/M&A experience is relevant to the global nature of our business and to our long-term strategic planning.	∎	∎	∎		∎	∎	∎		∎	∎

GENDER AND RACIAL/ETHNIC DIVERSITY is crucial to ensuring that our Board includes an appropriately wide range of perspectives and experiences and that our Board refreshment efforts are drawing from a sufficiently deep and wide talent pool to ensure that we recruit the candidates best suited to lead our Company.			∎	∎			∎		∎

CORPORATE GOVERNANCE/CORPORATE RESPONSIBILITY experience supports our emphasis on strong Board and management accountability, transparency, protection of shareholder interests and long-term value creation.	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Our Corporate Governance Our Commitment to Integrity, Corporate Governance and Sustainability	ATI 2024 Proxy Statement	13

OUR 2024 DIRECTOR NOMINEES AND CONTINUING DIRECTORS

Our Board determined that each of the four director nominees qualifies for election under the criteria for evaluation of directors. The Board determined that Ms. Kah, Ms. Sharma and Messrs. Carlisle and Hess qualify as independent directors under applicable rules and regulations. All of our directors bring to our Board a wealth of leadership experience derived from their service in executive and managerial roles, as well as extensive board experience. Background information about the nominees and the continuing directors, including their business experience and directorships held during the past five years, and certain individual qualifications and skills that contribute to the Board’s effectiveness as a whole, is provided below.

Nominees – Class I – Term to Expire at the 2027 Annual Meeting

Herbert J. Carlisle
Director since 2018 Age 68

General Carlisle served as President and Chief Executive Officer of the National Defense Industrial Association (NDIA) from March 2017 to April 2022, following a 39-year career in the United States Air Force, from which he retired as a four-star general. His last Air Force assignment was as Commander, Air Company Command at Langley Air Force Base in Virginia. Prior to that, he was the Commander of the Pacific Air Forces, the air component Commander for the U.S. Pacific Command, and served as executive director of Pacific Air Combat Operations staff, Joint Base Harbor in Hawaii, following various operational and staff assignments throughout the Air Force, including as chief of air operations, U.S. Central Command Forward in Riyadh, Saudi Arabia. During that time, General Carlisle participated in Operation Restore Hope in Somalia. He also served as deputy director and, later, as director of legislative liaison at the Office of the Secretary of the Air Force.

Board Committees:

Member, Audit & Risk and Technology

Skills and Qualifications

General Carlisle’s qualifications include his executive leadership experience as a senior military official, his legislative and government experience and his experience and knowledge in the aerospace and defense fields.

Current Directorships:

◆  Elbit Systems of America

◆  The Entwistle Company

◆  Crew Training International

14	ATI 2024 Proxy Statement	Our Corporate Governance Our Commitment to Integrity, Corporate Governance and Sustainability

David P. Hess
Director since 2019 Age 68

Mr. Hess has 40 years of experience in the aerospace industry, including 38 at United Technologies Corporation where he most recently served as Executive Vice President and Chief Customer Officer for UTC Aerospace from January 2016 until his retirement in January 2017. From 2009 to 2014 he was President of Pratt & Whitney, a subsidiary of UTC, responsible for the company’s global operations in the design, manufacture and service of engines for commercial and military aircraft. Most recently, Mr. Hess served as a board member for Arconic Corporation from March 2017 to May 2019, and as Arconic’s Chief Executive Officer from April 2017 to January 2018. Mr. Hess was a 10-year member of the Aerospace Industries Association Board of Governors Executive Committee and is a fellow of the Royal Aeronautical Society.

Board Committees:

Chair, Technology and member, Nominating & Governance and Compensation & Leadership Development.

Skills and Qualifications

Mr. Hess’s qualifications include his extensive aerospace background and leadership experience, including his recent service as a Chief Executive Officer.

Current Directorships:

◆  Woodward, Inc.

◆  Southwest Airlines Co.

Past Directorships:

◆  Arconic Corporation

Marianne Kah
Director since 2019 Age 70

Ms. Kah is a global energy and raw materials markets expert with extensive experience in board-level strategic planning and risk analysis. She served as Chief Economist for ConocoPhillips, an oil and gas exploration and production company, for more than 20 years until her retirement in 2017, developing market outlooks, risk assessments and scenario plans that drove corporate strategy. She currently serves as an adjunct senior research scholar and Advisory Board member of Columbia University’s Center on Global Energy Policy. In 2021, she received certification by Ceres and University of California Berkeley School of Law in “ESG: Navigating the Board’s Role.” She is Past President of the U.S. Association for Energy Economics and recently co-led the Energy Roundtable for the National Association for Business Economics.

Board Committees:

Member, Audit & Risk and Technology Committees.

Skills and Qualifications

Ms. Kah’s qualifications include her energy markets experience and expertise, her leadership skills and past role as a senior leader of a global public company, and her extensive strategic planning background.

Past Directorships:

◆  PGS ASA

Ruby Sharma
Director since 2023 Age 57

Ms. Sharma was Managing Partner of RNB Strategic Advisors, a strategic advisory firm, from September 2018 to August 2022. She previously served as a Partner at Ernst & Young LLP from 2002 until her retirement in December 2017. Prior to that, Ms. Sharma was Senior Manager of Forensic and Litigation Services at Arthur Anderson. She previously served as a board trustee for the National Ascend Organization and a member of the Asia Society Business Council.

Board Committees:

Member, Audit & Risk and Technology Committees.

Skills and Qualifications

Ms. Sharma’s qualifications include her experience in senior leadership positions and her financial and public company accounting expertise.

Current Directorships:

◆  SoundThinking, Inc.

◆  Bowflex, Inc.

◆  S&C Electric Company

◆  Southwest Gas Holdings, Inc.

Past Directorships

◆  Aspira Women’s Health

◆  Penn Medicine Princeton Health

Our Corporate Governance Our Commitment to Integrity, Corporate Governance and Sustainability	ATI 2024 Proxy Statement	15

Continuing Directors – Class II – Term to Expire at the 2025 Annual Meeting

Leroy M. Ball, Jr.
Director since 2019 Age 55; Audit Committee Financial Expert

Mr. Ball has been the President and Chief Executive Officer of Koppers Holdings Inc., a leading integrated global provider of treated wood products, wood treatment chemicals and carbon compounds, since January 2015, having served as its Chief Operating Officer from August 2014 through December 2014, as both its Chief Operating Officer and Chief Financial Officer from May 2014 to August 2014, and as its Chief Financial Officer from 2010 to May 2014. Before joining Koppers, Mr. Ball served as the Senior Vice President and Chief Financial Officer of Calgon Carbon, Inc., a provider of services, products and solutions for purifying water and air, from 2002 to 2010.

Board Committees:

Chair, Audit & Risk Committee and member, Compensation & Leadership Development and Technology Committees.

Skills and Qualifications

Mr. Ball’s qualifications include his experience in senior leadership positions and his operational, financial, and public company accounting expertise.

Current Directorships:

◆  Koppers Holdings Inc.

◆  Koppers, Inc. (a subsidiary of Koppers Holdings Inc.)

Carolyn Corvi
Director since 2012 Age 72

Upon her retirement in 2008, Ms. Corvi concluded a 34-year career with The Boeing Company, a diversified aerospace company, where she most recently served as Vice President, General Manager of Airplane Programs, Boeing Commercial Airplanes, a position she held from 2005 until her retirement.

Board Committees:

Chair, Compensation & Leadership Development and member, Nominating & Governance and Technology.

Skills and Qualifications

Ms. Corvi’s qualifications include her extensive senior leadership experience in the aerospace industry (ATI’s core end market) and her knowledge of and experience in manufacturing.

Current Directorships

◆  Hyster-Yale Materials Handling, Inc.

◆  United Continental Holdings, Inc.

Past Directorships:

◆  Goodrich Corporation and Continental Airlines, Inc.

16	ATI 2024 Proxy Statement	Our Corporate Governance Our Commitment to Integrity, Corporate Governance and Sustainability

Robert S. Wetherbee
Director since 2019 and Board Chair since May 2021 Age 64

Mr. Wetherbee began serving as ATI’s Chief Executive Officer and as a member of the Board on January 1, 2019. He was appointed Board Chair in May 2021 and also served as President from January 2019 until June 2023. He served as Executive Vice President, ATI Flat Rolled Products Group, from January 2015 to December 2018, and prior to that, was the President of ATI Flat Rolled Products from April 2014 to January 2015. From March 2013 to February 2014, Mr. Wetherbee was President and Chief Executive Officer of Minerals Technologies, Inc. He served as President of ATI’s tungsten business from 2010 through 2012, following a 29-year career with Alcoa Inc.

Skills and Qualifications

Mr. Wetherbee’s qualifications include his experience in senior leadership positions both at ATI and at other publicly traded manufacturers and his extensive knowledge of the industry and of ATI’s business given his tenure with the Company and his past long-tenured experience with another major metals producer.

Current Directorships

◆  Commercial Metals Corporation

Continuing Directors – Class III – Term to Expire at the 2026 Annual Meeting

Kimberly A. Fields
Director since 2024 Age 54

Ms. Fields will become ATI’s President and Chief Executive Officer on July 1, 2024. She was appointed President and Chief Operating Officer in June 2023, having served as Executive Vice President and Chief Operating Officer from January 2022 to June 2023, as Executive Vice President, AA&S and HPMC throughout 2021 and as Executive Vice President, Advanced Alloys & Solutions from April 2019 to December 2020. She joined ATI in April 2019 after serving as Group President at IDEX Corporation since 2015. Previously, Ms. Fields served as Executive Vice President for the integrated global steel producer EVRAZ, where she had full responsibility for all activities for the $2 billion North American Flat Products business. Prior to that, Ms. Fields was General Manager of Industrials for GE Energy, with global responsibility for growing GE’s penetration in metals, petrochemicals and mining segments, after holding a series of leadership positions with Alcoa, Inc., The Boston Consulting Group and Owens Corning Fiberglass. She is member of the Board of Directors of Silgan Holdings, Inc.

Skills and Qualifications

Ms. Fields’s qualifications include her extensive leadership, operational and industry-specific knowledge, and strategic planning expertise

Current Directorships:

◆  Silgan Holdings, Inc.

Our Corporate Governance Our Commitment to Integrity, Corporate Governance and Sustainability	ATI 2024 Proxy Statement	17

J. Brett Harvey
Director since 2007, Lead Independent Director since May 2021 Age 73

Mr. Harvey previously served as Chairman Emeritus of CONSOL Energy Inc., a leading diversified energy company in the United States, from May 2016 to May 2017. He served as Chairman of CONSOL from 2010 until his retirement in May 2016 and was Executive Chairman from May 2014 to January 2015. Mr. Harvey was Chief Executive Officer of CONSOL from 1998 until May 2014. He also served as President from 1998 until 2011. Mr. Harvey was Chairman of CNX Gas Corporation, a subsidiary of CONSOL, from 2009 to 2010 and was a Director of CNX from 2005 to 2014.

Board Committees:

Member, Nominating & Governance and Compensation & Leadership Development Committees

Skills and Qualifications

Mr. Harvey’s qualifications include his significant oversight experience from serving as the chief executive officer of public companies, his industry experience in the oil and gas market (a large end market for ATI), and his operational expertise.

Current Directorships:

◆  Barrick Gold Corporation (Lead Director since 2013)

◆  Warrior Met Coal (Chairman since January 2023; Lead Independent Director from 2018 to 2023)

Past Directorships:

◆  CONSOL Energy Inc. (Chairman from 2010 to 2016) and CNX Gas Corporation (Chairman from 2009 to 2010)

David J. Morehouse
Director since 2015 Age 63

Mr. Morehouse was appointed Senior Advisor to the President of the Pittsburgh Steelers in August 2022, following his retirement from his prior role as Chief Executive Officer and President of Pittsburgh Penguins LLC, which owns and operates the Pittsburgh Penguins National Hockey League team. He served as President of the Pittsburgh Penguins from 2007 to 2010 and as Chief Executive Officer from 2010 to April 2022. He joined the Pittsburgh Penguins in 2004 as a consultant for special projects, including the construction of the team’s current arena. Additionally, Mr. Morehouse holds a master’s degree from Harvard’s John F. Kennedy School of Government and has extensive government relations experience, having previously worked in the Clinton administration, at the Pentagon and on four presidential campaigns.

Board Committees:

Member, Audit & Risk and Technology Committees.

Skills and Qualifications

Mr. Morehouse’s qualifications include his leadership, strategic planning and development, operations, branding and marketing, and government relations experience.

18	ATI 2024 Proxy Statement	Our Corporate Governance Our Commitment to Integrity, Corporate Governance and Sustainability

Our Corporate Governance

We are committed to a strong self-governance program. Our corporate governance practices are designed to maintain high standards of oversight, compliance, integrity and ethics, while promoting growth in long-term stockholder value. The role of our Board of Directors is to ensure that ATI is managed for the long-term benefit of our stockholders and other stakeholders.

Each year, we review our corporate governance and compensation policies and practices and engage with our stockholders. In our ongoing effort to ensure that our governance policies and practices consistently reflect best practices, we take suggestions from our stockholders into consideration, along with developments and evolving trends reflected in the standards established by proxy advisory firms, as well as in the policies, practices and disclosures of other public companies. In this way, we affirm our commitment to performance and innovation by continually evolving our programs to benefit all of our stakeholders.

OUR COMMITMENT TO INTEGRITY, CORPORATE GOVERNANCE AND SUSTAINABILITY

ATI is committed to conducting its business in an honest, ethical and lawful manner. Our employees strive to satisfy the spirit and intent, as well as the technical requirements, of the contracts we enter into and the laws, regulations and rules that govern us.

We are committed to protecting the health and safety of our employees, the environment, and our communities. We support sustainable development and consistently work to improve our operations to the benefit of our stockholders, employees, customers and local communities.

We are committed to providing a workplace where employees are treated with dignity and respect, free of harassment and discrimination, and where all employees can fulfill their potential based on merit and ability.

We value our reputation. We pledge to promptly address issues in a lawful and proper manner. We strive to create value for our stakeholders while continually improving our performance as a good corporate citizen.

We are also committed to providing information in our financial reporting that is accurate, complete, objective, relevant, timely and transparent, and we have a robust system of internal controls.
We take these commitments seriously. Our management and our Board have instilled a culture throughout our organization that supports and honors these commitments. We expect that the actions of our employees, officers and directors comply with these principles and all polices undertaken to further these objectives.

Corporate Governance Information on Our Website

The following governance documents are available on our website atimaterials.com, at “Investors – Corporate Governance”:

◆	Corporate Governance Guidelines

◆	Corporate Guidelines for Business Conduct and Ethics (including Financial Code of Ethics)

◆	Board Committee Charters

◆	Certificate of Incorporation and Bylaws

Paper copies can be obtained by writing to the Corporate Secretary, ATI Inc., 116 15th Street, Pittsburgh, PA 15222.

Additionally, our current Corporate Responsibility Report and TCFD Report are available at ATImaterials.com/aboutati/Pages/safety-sustainability. For more information, see page 29 of this Proxy Statement.

Our Corporate Governance ATI Corporate Governance at a Glance	ATI 2024 Proxy Statement	19

ATI CORPORATE GOVERNANCE AT A GLANCE

Presented below are some highlights of the ATI corporate governance program. You can find details about these and other corporate governance policies and practices within this Proxy Statement.

Board Independence

◆   All of our current directors are independent, except for Mr. Wetherbee, who is our Board Chair and Chief Executive Officer, and Ms. Fields, who is our President and Chief Operating Officer and CEO-elect.

Lead Independent Director

◆  J. Brett Harvey currently serves as our Lead Independent Director.

◆  Our independent directors meet in regularly scheduled executive sessions without the presence of management.

◆  Stockholders can communicate with the independent directors through the Lead Independent Director.

Board Composition

◆  Currently, the Board has fixed the number of directors at eleven.

◆  Our Board regularly assesses its performance and can adjust the number of directors according to need or as the opportunity arises to enhance the overall mix of skills and experience represented on our Board.

◆  As shown under Item 1 – Election of Directors, our Board has a diverse mix of skills, experience and background; 36% of our directors are women and 18% are people of color. We also have a mandatory retirement age, as described elsewhere in this Proxy Statement.

Accountability to Stockholders

◆  Engagement with Stockholders. We actively reach out to our stockholders through our annual engagement program and communicate with them on important compensation, governance and environmental and social sustainability issues. Also, stockholders can contact our Board, Board Chair, Lead Independent Director or management by email or regular mail.

◆  Proxy Access. We allow a stockholder or group of up to 20 stockholders owning an aggregate of 3% or more of our outstanding common stock for at least three years to nominate and include in our proxy materials director nominees constituting up to 20% of the number of directors then in office or two nominees, whichever is greater, provided the stockholders and nominees otherwise satisfy the requirements of our Bylaws.

◆  Majority Voting/Director Resignation Policy. Our director resignation policy provides that any nominee for director in an uncontested election who receives a greater number of votes “withheld” than votes “for” his or her election must promptly tender his or her resignation to the Board for the Board’s consideration.

Independent Board Committees

◆  We have four Board committees: Audit & Risk; Nominating & Governance; Compensation & Leadership Development; and Technology.

◆  All of the Board committees are composed entirely of independent directors, and each has a written charter that is reviewed and reassessed annually and is posted on our website.

Risk Oversight

◆  Our full Board is ultimately responsible for risk oversight and has designated committees to assist in the oversight of certain key risks. Our Board oversees management as it fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks.

Succession Planning

◆  The Board actively monitors our management succession plans and receives regular updates on employee engagement, diversity and retention matters. At least annually, the Board reviews senior management succession and development plans.

◆  Additionally, the Board evaluates matters related to Board succession and the processes by which additional directors with strong and diverse experience can be attracted and selected for future Board seats.

Self-Evaluations	• We have an annual self-evaluation process for the Board and for each standing committee of the Board.

Director and NEO Stock Ownership

◆  Each director is expected to own ATI common stock with a value equivalent to at least four times the amount of the annual cash retainer that we pay to our directors.

◆  Executives are expected to own ATI common stock with a value equivalent to:

– CEO: six times base salary;

– Executive Vice Presidents: three times base salary; and

– Senior Vice Presidents: two times base salary.

Ethics/Corporate Responsibility

◆  Our Corporate Governance Guidelines, Corporate Guidelines for Business Conduct and Ethics, our Supplier Expectations and Supply Chain Policies, TCFD Report and annual Corporate Responsibility and ESG Reports are each disclosed on our website.

◆  Our Corporate Guidelines for Business Conduct and Ethics apply to all of our directors, officers and employees, and we have an active ethics and compliance program that requires each of them to participate in training and make annual certifications with respect to the Guidelines.

◆  We expect each of our suppliers to comply with our Supplier Expectations and Policies, including policies with respect to business conduct and ethics, the sourcing of conflict minerals and policies to combat bribery, corruption and human trafficking. Compliance with these expectations is a fundamental prerequisite to doing business with ATI.

20	ATI 2024 Proxy Statement	Our Corporate Governance Our Board and its Role

OUR BOARD AND ITS ROLE

Our Board Leadership Structure

Our Board has the flexibility to determine whether it is in the best interests of ATI and its stockholders to separate or combine the roles of Board Chair and Chief Executive Officer at any given time. In making that determination, the Board assesses whether the roles should be separated or combined based on its evaluation of the existing composition of the Board and the circumstances at the time.

Mr. Wetherbee was appointed President and Chief Executive Officer in August 2018 and assumed the role of Board Chair, President and Chief Executive Officer in May 2021. Ms. Fields, who has been President and Chief Operating Officer since June 2023 and who joined the Board in February 2024, will become ATI’s next President and Chief Executive Officer on July 1, 2024.

The upcoming separation of our Chair and CEO roles is best for ATI and our stockholders

The Board considered the roles and responsibilities of the Board Chair and Chief Executive Officer roles in connection with the Company’s planned CEO transition and determined that the Company and its stockholders would be best served by separation of the two roles at this time. The Board believes that separating the roles of Board Chair and CEO will help optimize Ms. Fields’s ability to focus her attention and efforts exclusively on management matters and the ongoing development and execution of the Company’s strategy during this time of leadership transition. Further, the Board believes that the continued service of Mr. Wetherbee, as Executive Chairman, and Mr. Harvey, in his ongoing role as Lead Independent Director, will ensure a smooth transition. As Executive Chairman, Mr. Wetherbee continues to effectively bridge communication between the Board and our management.

Our Board’s ability to maintain appropriate independent oversight of our business strategies and activities is enhanced by ATI’s existing strong governance structures and policies, such as:

◆	establishing a Lead Independent Director;

◆	appointing only independent directors to the standing committees of the Board; and

◆	regularly scheduling executive sessions of the independent directors.

OUR LEAD INDEPENDENT DIRECTOR

First elected to the Board in 2007, J. Brett Harvey serves as our Lead Independent Director. The Lead Independent Director is the principal liaison between the independent directors and the Board Chair on Board-wide issues.

Role and Responsibilities:

◆   Preside, in the absence of the Chair, at Board meetings, including executive sessions of the independent directors;

◆   Call meetings of the independent directors as appropriate;

◆   Facilitate communication among independent directors between meetings, when appropriate;

◆   Advise the Chair regarding schedules, agendas and the quantity, quality and timeliness of information for the Board;

◆   Serve as a contact for stockholders wishing to communicate with the Board other than through the Chair, when appropriate;

◆   Communicate with other external constituencies, as needed;

◆   Advise and consult with the Chair on corporate governance matters; and Board performance and generally serve as a resource for, and counsel to, the Chair.

Our Corporate Governance Our Board and its Role	ATI 2024 Proxy Statement	21

Independent Committees

Our Board has four standing committees, its: Audit and Risk Committee; Nominating and Governance Committee; Compensation and Leadership Development Committee; and Technology Committee. Each Committee is composed entirely of independent directors, and each has a written charter that describes its responsibilities. For more information, see “The Role of Our Board” and “Board Committees” below.

The Role of Our Board

Our Board is elected by our stockholders to safeguard their interests through oversight of management and the good faith exercise of its members’ business judgment. At the same time, our Board recognizes that the long-term interests of ATI are advanced by recognition of the concerns of other constituencies, including employees, customers, suppliers and the communities in which ATI operates. Accordingly, while not involved in our day-to-day operations, our Board actively oversees matters of key importance to the overall conduct of our business, including among other matters, our financial performance and expectations, development and implementation of our strategic plans, capital structure and allocation, matters impacting our corporate governance and culture, and the identification and mitigation of known and emergent enterprise risks and opportunities, including those pertaining to environmental, workforce and community safety and sustainability.

Key Oversight Responsibilities of the Board:

Strategy

◆ The Board oversees and lends perspective to management’s development and execution of near, medium and longer-term strategy

◆ Strategic considerations are an integral part of every Board meeting and foundational to deliberations and decision-making processes of our Board and its committees

Leadership

◆ The Board oversees succession planning and talent development for senior executive positions

◆ The Board’s Compensation and Leadership Development Committee has primary responsibility for overseeing succession planning for the CEO position

Risk

◆ The Board oversees risk management

◆ Each of the Board’s standing committees, which regularly meet and report to the full Board, play key roles, as defined in their respective charters, in the Board’s exercise of its oversight function

Strategy Oversight

Our directors oversee and, leveraging their broad array of backgrounds, experience and expertise, lend perspective and insight to, management’s development and execution of near, medium and longer-term strategy.

Leadership Development and Succession Oversight

With the support of the Compensation and Leadership Development Committee and its independent compensation consultants, our Board actively monitors our comprehensive senior leadership development and succession plans with a view to ensuring the team’s ongoing performance, resilience and diversity of background, skills and experience. Leadership development, engagement, retention and succession matters are regularly addressed during Board meetings throughout each year and during the Board’s annual strategy meeting. Additionally, the Board conducts an in-depth review of senior management development and succession plans at least annually.

22	ATI 2024 Proxy Statement	Our Corporate Governance Our Board and its Role

Risk Oversight

Understanding the risks and opportunities facing the Company is fundamental to the Board’s ability to effectively exercise its oversight function and promote stakeholder interests. We view the consideration of enterprise risk — the specific financial, operational, business and strategic risks that the Company faces — as integral to our decision-making processes at both the Board and management level. We consistently seek to identify potential risks and to balance risk mitigation with a level of risk tolerance that enables us to pursue opportunities to grow stockholder value as they arise.

This approach is intended to foster open dialogue and to assist our Board in understanding critical risks to our business and strategy, appropriately allocating oversight responsibility among its standing committees and evaluating the operation of the Company’s risk management processes.

Our Corporate Governance Our Board and its Role	ATI 2024 Proxy Statement	23

Cybersecurity Risk Management and Oversight

Our Board is actively engaged in the oversight of our digital technology risk management and cybersecurity programs. As part of its regular oversight, the Audit and Risk Committee assists the Board in overseeing ATI’s digital technology and cybersecurity risks. Our Chief Digital and Information Officer leads development and execution of our digital technology strategy, as well as our efforts to address and mitigate digital technology risks. Our Chief Information Security Officer oversees our cybersecurity program. The Audit and Risk Committee receives quarterly reports from our Chief Digital and Information Officer and our Chief Information Security Officer on ATI’s cybersecurity risk profile, enterprise cybersecurity program, and other digital technology risks. For additional information, see page 16 of ATI’s 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC.

Our digital technology risk and cybersecurity programs focus on key areas, including:

Governance

Senior management ensures that policies are well embedded in the business and all procedures and guidelines align to the broader business strategy. Policies are reviewed and updated regularly. New policies are developed and launched as appropriate to address new and emerging risks.

Third-party subject matter experts are leveraged across several areas to ensure we maintain an approach that aligns with leading industry recommendations.

The Company’s Chief Digital and Information Officer reports to the Board and/or its Committees at least quarterly.

Security Awareness / Training

All employees are required to certify that they understand and adhere to our ATI Corporate Guidelines for Business Conduct and Ethics, which emphasizes employee responsibility for information security and protecting against unauthorized use of ATI digital systems and equipment.

We provide annual cybersecurity training for all employees, as well as role-specific information security training.

Security awareness communications are distributed regularly to address new and emerging risks and other topics of immediate concern.

We sponsor a “Cyber Security Month” in October each year and conduct regular phishing exercises.

Technical Safeguards

We deploy measures to protect our operational technology environments, on-premises and cloud computing environments, network perimeter, and internal digital technology platforms.

Protection measures include:

◆  internal and external firewalls;

◆  network intrusion detection;

◆  penetration testing;

◆  vulnerability assessments;

◆  threat intelligence; and

◆  anti-malware and access controls.

Incident Response Plans

We maintain and update incident response plans that address the life cycle of a cyber incident and routinely evaluate the effectiveness of such plans.

Incident response plans focus on:

◆  technical issues, including detection, response and recovery;

◆  incident reporting and escalation;

◆  external communication and legal compliance; and

◆  breach simulations and penetration testing through internal and external exercises.

Insurance	We maintain a cybersecurity risk policy to protect our company against computer-related incidents and losses.

24	ATI 2024 Proxy Statement	Our Corporate Governance Our Board and its Role

Corporate Responsibility Risk Oversight

Climate Change/Environmental Sustainability

The Audit and Risk Committee is broadly responsible for assisting the Board in overseeing risks associated with climate change and other environmental compliance and sustainability matters. The Committee regularly discusses with management the Company’s significant risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management guidelines and policies.

The Technology Committee is responsible for assessing the technical capabilities of the Company in all phases of its activities and the risks and opportunities these capabilities present in relation to corporate strategies and plans. It is charged with assisting the Board in identifying and analyzing significant emerging scientific, technological, and product or process-related innovations and current or emerging industry or geopolitical developments regarding the same, that could disrupt or present opportunities to ATI’s overall business strategy.

From an ESG perspective, it is expected that the Technology Committee’s work will enhance that of the Audit and Risk Committee in overseeing the impact of, and the Company’s response to, the many challenges and opportunities presented by climate change.

Inclusion & Diversity/ Social Responsibility	The Compensation and Leadership Development Committee assists the Board in its oversight responsibility concerning executive compensation and management organization matters generally. It monitors and encourages the development of intellectual capital and oversees the Company’s human capital management policies and procedures, including its workforce and professional development and diversity and inclusion initiatives, the impact to the Company of current or anticipated political, legislative or regulatory trends or developments regarding human capital management, including diversity and inclusion in the workplace, and management’s efforts to mitigate any resulting risks to the Company and its culture.

Governance	The Nominating and Governance Committee assists the Board in overseeing our corporate governance practices and profile, including as appropriate, the legal standards, prevailing recommended practices, investor views and potential benefits and risks associated with or impacting our governance practices and profile. It leads the Board’s director succession planning and recruitment efforts and makes recommendations to the Board concerning its committee structure, the membership of committees of the Board and the chairpersons of the respective committees. This includes committee member qualification, appropriate delegations of authority to its various committees, and exercise of its oversight function for corporate responsibility matters through the operation of its committees.

Our Corporate Governance Our Board and its Role	ATI 2024 Proxy Statement	25

Board Committees

The Board has four standing committees, its: Audit and Risk Committee; Nominating and Governance Committee; Compensation and Leadership Development Committee; and Technology Committee. Each standing committee of the Board is composed entirely of independent directors.

Each committee has a written charter that describes its responsibilities. Each of the Audit and Risk Committee, the Nominating and Governance Committee and the Compensation and Leadership Development Committee has the authority to independently engage outside legal, accounting or other advisors or consultants. In addition, each committee annually conducts a review and evaluation of its performance and reviews and reassesses its charter. In 2023, our Compensation and Leadership Development Committee (formerly termed the “Personnel and Compensation Committee”) updated its name to more accurately and fully reflect the breadth and nature of its responsibilities for succession planning, leadership development and related risk oversight.

The table below provides information about the Board committee memberships that our independent directors currently hold. The table also shows the number of meetings held by each Board committee in 2023.

Director(1)	Audit and Risk	Nominating and Governance	Compensation and Leadership Development	Technology

L. M. Ball	CHAIR		∎	∎

H. J. Carlisle	∎			∎

C. Corvi		∎	CHAIR	∎

J. C. Diggs	∎	CHAIR(2)

J. B. Harvey		∎	∎

D. P. Hess		∎	∎	CHAIR

M. Kah	∎			∎

D. J. Morehouse	∎			∎

R. Sharma	∎			∎

Number of Meetings held in 2023	7	4	5	4

(1)

Mr. Wetherbee and Ms. Fields are not members of any of the Board’s standing committees. However, either may attend each Committee meeting, except to the extent that a Committee requests to meet without them.

(2)	Following the anticipated retirement of Mr. Diggs at the conclusion of the 2024 Annual meeting, Mr. Harvey will Chair the Nominating and Governance Committee.

26	ATI 2024 Proxy Statement	Our Corporate Governance Our Board and its Role

Audit and Risk Committee

Number of 2023 Meetings: 7

Chair:

Leroy M. Ball, Jr.

Members:

Herbert J. Carlisle

James C. Diggs

Marianne Kah

David J. Morehouse

Ruby Sharma

Mr.Ball and Ms. Sharma each meet the SEC criteria for an “audit committee financial expert” and related NYSE requirements for accounting or related financial management expertise.

Role and Primary Responsibilities:

Assists the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors, and the performance of the Company’s internal audit function, as well as the Company’s major financial policies and actions, including with regard to:

◆   Retention, compensation, evaluation and oversight of ATI’s independent auditors, including:

–  pre-approval of engagement fees and all audit and non-audit services to be performed by the independent auditors;

–  review and approval of the annual audit plan;

–  oversight of auditor independence and internal quality and control procedures; and

–  periodic review of the experience and qualifications of the independent auditors’ lead partner and evaluation of compliance with applicable partner rotation requirements;

◆   Oversight of the Company’s internal audit function, including staffing levels and the annual internal audit plan;

◆   The Company’s quarterly and annual financial statements and earnings releases and related SEC reports, including:

–  critical accounting policies and practices, new accounting pronouncements and related disclosures;

–  significant financial reporting issues and judgments and the treatment of complex or unusual transactions;

–  significant internal control matters, including recommendations as to the adequacy of the Company’s system of internal controls; and

–  critical audit matters and related disclosures;

◆   The Company’s various compliance programs;

◆   Generally, the identification, evaluation and mitigation, as appropriate, of significant risks to the Company and its business, operations and results, including without limitation risks associated with climate change and other environmental compliance and sustainability matters and cybersecurity risk;

◆   The review and approval of any related party transaction; and

◆   The Company’s debt and equity structure, dividends, authorized capital stock, and credit agreements.

Both the independent auditors and the internal auditors have full access to the Committee and meet on a routine basis without management being present. Additionally, the Audit and Risk Committee serves as named fiduciary of certain employee benefit plans maintained by the Company.

Nominating and Governance Committee

Number of 2023 Meetings: 4

Chair:

James C. Diggs

Members:

Carolyn Corvi

J. Brett Harvey

David P. Hess

Following the anticipated retirement of Mr. Diggs at the conclusion of the 2024 Annual Meeting, Mr. Harvey will Chair this Committee.

Role and Primary Responsibilities:

Assists the Board in its oversight of the Company’s corporate governance matters, including through recommendations regarding:

◆   The annual evaluation of the Board and its committees;

◆   The Board’s director succession planning and recruitment efforts;

◆   The Board’s committee structure, including the membership of committees of the Board and the chairpersons of the respective committees, committee member qualification, and appropriate delegations of authority to its various committees;

◆   Oversight of ESG matters through the operation of its committees;

◆   Director nominees to the Board, including evaluation of new candidates and current directors who are being considered for re-election; and

◆   The Company’s director compensation program.

Our Corporate Governance Our Board and its Role	ATI 2024 Proxy Statement	27

Compensation and Leadership Development Committee

Number of 2023 Meetings: 5

Chair:

Carolyn Corvi

Members:

Leroy M. Ball, Jr.

J. Brett Harvey

David P. Hess

Each member of the Compensation and Leadership Development Committee is a “non- employee director” of the Company as defined under Rule 16b-3 of the Securities Exchange Act of 1934.

Role and Primary Responsibilities:

Assists the Board in its oversight of the Company’s executive compensation programs, including through recommendations regarding:

◆   CEO and other executive officer compensation, based on reviews, with outside compensation consultants and other advisors, of best practices, policies and practices at peer companies and other information and recommendations;

◆   Goals and objectives for CEO and other executive officer compensation, the CEO’s performance in light of those goals and objectives, and the CEO’s compensation level based on this evaluation;

◆   Non-CEO executive officer compensation;

◆   Incentive compensation plans and equity-based plans that require Board approval and administration of those plans;

◆   The development of the Company’s human capital and culture, including as they relate to succession planning and professional development, progress implementing diversity goals and initiatives, retention and recruitment of key talent, cultivation of workplace respect and culture, prevention of workplace violence and encouragement of employee engagement and wellness; and

◆   Current or anticipated political, legislative or regulatory trends or developments regarding human capital management, their impact on the Company’s labor and employment policies and practices, and management’s efforts to mitigate any resulting risks to the Company.

The Compensation and Leadership Development Committee has the sole authority to retain, approve fees and other terms for, and terminate any compensation consultant used to assist the Committee in the evaluation of CEO or other executive compensation. The Committee also may obtain advice and assistance from internal or external legal, accounting or other advisors.

◆   The Committee has retained an independent compensation consultant, Meridian Compensation Partners, LLC.

◆   The Committee also utilizes external legal advisors and assesses the independence of its advisors.

In 2023, our Compensation and Leadership Development Committee (formerly termed the “Personnel and Compensation Committee”) updated its name to more accurately and fully reflect the breadth and nature of its responsibilities for succession planning, leadership development and related risk oversight.

Please see the “Executive Compensation — Compensation Discussion and Analysis” section of this Proxy Statement for more discussion about the Committee’s role in executive officer compensation.

Technology Committee

Number of 2022 Meetings: 4

Chair: David J. Hess Members: Leroy M. Ball, Jr. Herbert J. Carlisle Carolyn Corvi Marianne Kah David J. Morehouse Ruby Sharma

Role and Primary Responsibilities:

Assists the Board in its oversight of changing technologies and the manner in which they may affect ATI, its technical capabilities and competitive position:

◆   Considers the impact of technologies on the well-being of the Company;

◆   Assesses ATI’s technical capabilities in relation to corporate strategies and plans; and

◆   Makes recommendations to the Board concerning priorities, asset deployment, and other matters relating to the Company’s technical activities, including the Company’s response to the challenges and opportunities presented by climate change.

28	ATI 2024 Proxy Statement	Our Corporate Governance Our Board and its Role

Board Self-Assessment

Annually, our Lead Independent Director facilitates the Board’s own self-assessment process, the results of which help to inform Board-level discussions regarding Board and Committee composition, Board succession planning and potential director candidates, corporate governance practices and other matters.

Our Corporate Governance Corporate Responsibility	ATI 2024 Proxy Statement	29

OUR APPROACH TO CORPORATE RESPONSIBILITY

At ATI, we recognize that long-term excellence and profitability require that we operate in ways that promote environmental and social sustainability, supported by appropriate governance structures and enterprise risk oversight practices. At the center of our commitment to excellence are out core values, which drive how we succeed:

Aligned with these core values, we are committed to ensuring the quality, diversity and sustainability of our workforce, enhancing the communities we impact and protecting our people and our planet through our products and the way we operate.

Under our short-term incentive program, the Personnel and Compensation Committee of our Board has expressly reserved the broad discretion to reduce or eliminate any annual cash incentive award that may otherwise be payable to one or more participants, including each NEO, if any facet of our financial or operational performance, especially in relation to the Committee’s expectations for workplace safety, the environmental impact of our business or other aspects of our annual performance with the potential to affect the sustainability of our business, is sub-standard in the view of the Committee.

30	ATI 2024 Proxy Statement	Our Corporate Governance Corporate Responsibility

Environmental Stewardship

All ATI operations are committed to:

◆	Reducing their energy intensity through conservation efforts and energy efficiency;

◆	Reducing greenhouse gas emissions through operational efforts, energy conservation and procurement strategies;

◆	Reducing consumption of water withdrawal through conservation, reuse, and equipment modification; and

◆

Increasing the amount of recycled materials used in our processes to eliminate waste in all phases of our manufacturing processes. Approximately 62% of the raw materials that ATI used in 2021 to manufacture specialty metals started from recycled materials.

Solving the World’s Climate Challenges

ATI’s innovative and exacting products and processes are helping to solve the world’s climate challenges by supporting the transition to a lower-carbon economy. Customers rely on ATI for materials with enhanced corrosion and/or heat resistance, strength and other properties for a wide array of applications that promote greenhouse gas reduction and environmental sustainability, including alloys and components that:

Goals for Reducing Our Environmental Impact

We have established the following near- and longer-term goals related to reductions in energy intensity, GHG emissions and water intake, as well as targets for increases in our already extensive use of recycled materials.

Our Corporate Governance Corporate Responsibility	ATI 2024 Proxy Statement	31

Human Capital and Culture

We believe that our people and culture are competitive differentiators. We attract, develop and retain purpose and performance-driven leaders. Those leaders build teams with diverse, empowered and fulfilled employees who want to stay and grow with the Company.

Attract

◆	We believe in providing a welcoming, engaging and inclusive assessment and interviewing process that encourages people from all backgrounds to consider ATI.

◆

We partner with top academic institutions that have programs relevant to our business, external professional organizations, trade schools and high schools to enhance and diversify our workforce and identify materials science, STEM and other relevant expertise.

Develop

◆

Developing leaders and talent at all levels of the organization is critical to our long-term success. We have early career, technical, leadership and management development programs as well as broad learning opportunities for our employees to support career growth.

◆	Our programmatic Talent Development Journeys offer learning and leadership development opportunities throughout the organization and provide a consistent and comprehensive onboarding experience.

Engage

◆

Senior Leader Communication. We continuously strive to cultivate and support a highly engaged and productive workforce. We actively seek opportunities with our employees for listening and communication by our CEO and other senior executive leaders.

◆

Employee Engagement. Annually, we conduct a confidential company-wide engagement survey that offers our employees the ability to provide feedback and identify opportunities for improvement, supporting employee engagement and our overall human capital strategy.

Retain

◆

Performance Management. We maintain an annual performance management process across the organization. Together with their supervisors, employees identify goals and provide self-assessments as to performance against those goals, contribution beyond established goals, and behavior in accordance with our organizational values. The results of each annual assessment inform short-term incentive compensation and are reviewed with employees in one-on-one sessions with their managers.

◆

Succession Planning. We maintain a formal succession planning process that works in connection with our performance management for systematic career development and succession planning at both the individual employee and enterprise levels. We believe that the robust and systematic nature of these programs is critical to optimizing our talent management and ensuring sustainably high-quality leadership of our business over the long term.

32	ATI 2024 Proxy Statement	Our Corporate Governance Corporate Responsibility

Creating a Culture of Diversity and Inclusion

At ATI, our long tradition of innovation and operational excellence demands the contributions of leaders and team members with a wide array of characteristics, backgrounds, experiences, knowledge and skills. One of the principal aspirations of our comprehensive human capital strategy is the cultivation of a workforce that is diverse in every sense and a climate of inclusion that promotes employee development, advancement and well-being. Simply put, for our business to continue thriving, we must attract, coach and retain the best.

To identify opportunities to improve our representation and enhance the inclusiveness of our workplace culture, we collect and regularly review with our senior leadership data relating to gender, ethnicity, age, military service and other attributes, some of which are illustrated below. We also use our annual Employee Engagement Survey to solicit employee perceptions of the diversity and inclusiveness of our company-wide culture. Quantitative analysis of our employee population, coupled with a more qualitative understanding of how we are perceived and of the particular challenges we may face as a manufacturing company in the specific regions in which we operate, helps to inform our policy decisions and initiatives related to workforce inclusion and diversity.

Our Workforce

Our Vision

Our diverse perspectives allow us to be bold and innovative, driving a culture of Teamwork, Respect, Integrity, Safety and Sustainability. We are One ATI, Proven to Perform.

Our Corporate Governance Corporate Responsibility	ATI 2024 Proxy Statement	33

Our Strategy

Our inclusion and diversity strategy builds on a vision of Team of All and Inclusion of All, with initiatives in five focus areas.

◆	Talent Acquisition. We have an enterprise-wide goal for 80% of all job candidate slates to include a minimum of 30% diverse candidates. Senior management monitors progress toward this goal.

◆

Branding and Communication. To attract and retain diverse talent, we showcase our culture, values and commitment to inclusion and diversity. Our #ProvenPerformers brand campaign focuses on storytelling by a highly diverse array of employees, tying innovative solutions and technologies back to our talent and their work at ATI.

◆

Business and Employee Engagement. ERGs foster professional development, social connectivity, and community involvement, and celebrate diversity throughout our company. Currently we have two ERGs, the AWN (ATI Women’s Network), with five chapters and enterprise business executive sponsorship and our employee-led IDEA (Inclusion, Diversity, Equity and Accessibility) Council, Employees are offered the opportunity to join Employee Resource Groups (“ERGs”) and we provide guidance on ERGs through our ERG Toolkits.

◆	Employee and Community Development. Our ERGs sponsor diversity events and development over the course of each year, focusing on community involvement.

◆

Strategic Partnerships. We are involved with a range of external professional associations, including the Society of Women Engineers, Society of Hispanic Engineers, National Society of Black Engineers, Society of Asian Scientists and Engineers, the National Association of Black Accountants and the Association of Latino Professions in Accounting and Finance. We also partner with top academic institutions for their quality of programs and commitment to creating a diverse student population and future workforce.

34	ATI 2024 Proxy Statement	Our Corporate Governance Corporate Responsibility

Corporate Responsibility Reporting

ATI published its most recent ESG Report in April 2023, addressing our environmental sustainability, social responsibility and corporate governance efforts during 2022 consistent with the Sustainability Accounting Standards Board (“SASB”) framework. The report provides an overview of environmental, workforce health and safety and community sustainability efforts and achievements across our business. We also report on specific environmental sustainability goals that ATI will pursue through 2030. We intend to publish our report and update our stakeholders on our progress toward these goals annually. We anticipate publishing an updated “Corporate Responsibility” Report addressing these matters in April, prior to our 2024 Annual Meeting.

Additionally, we report on the impact of climate change on our business, consistent with the Taskforce on Climate-related Financial Disclosures (“TCFD”) framework. Our most recent Reports are available at ATImaterials.com/aboutati/Pages/safety-sustainability.aspx. Highlights include:

Our Corporate Governance Corporate Responsibility	ATI 2024 Proxy Statement	35

INVESTOR OUTREACH AND STOCKHOLDER ENGAGEMENT

We value the input we receive from our stockholders. As part of our investor relations program, we engage in a structured communication program with certain investors, actively engaging with them throughout the year. We solicit their feedback on a variety of relevant matters, which may include corporate governance topics, our executive compensation program and sustainability initiatives, among other matters. Our goal is to be responsive to our stockholders and to ensure that we understand and address their concerns and observations.

Stockholder Engagement Cycle

INVESTOR OUTREACH—CREATING A COLLABORATIVE DIALOGUE

Throughout the year, management conducts regular meetings and discussions with investors.

Additionally, each Fall, we offer our largest stockholders a more structured opportunity for one-on-one discussions with representatives of our management team. As a result, during the fourth quarter of 2023, we conducted outreach sessions with several of our largest investors, covering topics of discussion including, among others:

◆   Key current corporate governance policies and practices;

◆  Our executive compensation programs and continued commitment to pay for performance;

◆  Continuing Board refreshment efforts and our Board’s focus on diversity of background, experience, skill and other characteristics; and

◆   Our climate change and other environmental sustainability goals and initiatives, including highlights of our 2022 ESG Report and most recent TCFD Report, both of which were published in April 2023, and our on-going re-evaluation of our GHG reduction targets.

Our 2023 outreach dialogue generally solicited positive feedback from our investors, in particular with regard to recent responsive changes to our executive compensation programs and our plans to revise our carbon reduction targets.

36	ATI 2024 Proxy Statement	Our Corporate Governance Governance Policies and Practices

GOVERNANCE POLICIES AND PRACTICES

Corporate Governance Guidelines

ATI’s Board of Directors has adopted Corporate Governance Guidelines designed to assist the Board in the exercise of its duties and responsibilities to the Company. The Guidelines reflect the Board’s commitment to monitor the effectiveness of decision making at the Board and management levels, with a view to achieving ATI’s strategic objectives. The Guidelines are subject to modification by the Board at any time.

Board Independence

The Board does not consider Robert S. Wetherbee, Board Chair and Chief Executive Officer of ATI, or Kimberly A. Fields, President and Chief Operating Officer and CEO-Elect, to be independent. At its February 22, 2024 meeting, the Board determined that the remaining directors are independent in accordance with NYSE listing standards, our own Board independence standards and applicable SEC rules.

Director Attendance at Meetings

During 2023, the Board of Directors held five meetings, including a multi-day strategy meeting. In 2023, our current directors attended 92% of all Board meetings and meetings of Board committees of which they were members.

Our independent, non-management directors meet separately in regularly scheduled executive sessions without members of management, except to the extent that the non-management directors request the attendance of a member of management. Our Lead Independent Director presides over such meetings.

A Board meeting is typically scheduled in conjunction with our Annual Meeting of Stockholders, and it is expected that our directors will attend the Annual Meeting absent good reason. In 2023, all directors attended our Annual Meeting of Stockholders.

Corporate Guidelines for Business Conduct and Ethics

Our Corporate Guidelines for Business Conduct and Ethics (our “Code of Ethics”) apply to all directors, officers and employees, including our principal executive officer, our principal financial officer and our principal accounting officer and controller. We require all directors, officers and employees to adhere to our Code of Ethics in addressing legal and ethical issues encountered in their work.

Our Code of Ethics requires that our directors, officers and employees avoid conflicts of interest, comply with applicable laws, conduct business in an honest and ethical manner, and otherwise act with integrity and honesty in all of their actions by or on behalf of the Company. It includes a financial code of ethics specifically for our Chief Executive Officer, our Chief Financial Officer, and all other financial officers and employees, which supplements the general principles in the Code of Ethics and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws, as well as other matters.

Only the Audit and Risk Committee of the Board can amend or grant waivers from the provisions of the Code of Ethics relating to the Company’s executive officers and directors, and any such amendments or waivers will be promptly posted on our website at ATImaterials.com. To date, no such amendments have been made or waivers granted.

Mandatory Employee Training

All employees annually receive a copy of the Code of Ethics. Each year, we require all officers and managers to certify as to their understanding of and compliance with the Code of Ethics. In addition, all directors, officers and other employees must annually complete an interactive online ethics course addressing the Code of Ethics. This course is part of ATI’s broader ethics and compliance program, which includes online ethics training that is administered by a third party. In 2023, ATI’s online ethics courses addressed:

◆	compliance with company policies;

◆	conflicts of interest;

◆	insider trading;

◆	respect in the workplace and harassment awareness;

◆	creating a “speak up” culture: reporting ethical concerns and how ethics reports are investigated; and

◆	creating and maintaining an inclusive work culture.

We encourage employees to communicate concerns before they become problems. We believe that building and maintaining trust, respect and communication between employees and management and between fellow employees is critical to the overarching goal of efficiently producing high quality products, providing the maximum level of customer satisfaction, and ultimately fueling profitability and growth.

The ATI Ethics Helpline provides for confidential, secure, and anonymous reporting and is available 24 hours a day. Additionally, our Chief Compliance Officer and ethics officers at our operating companies also provide confidential resources for employees to surface their concerns without fear of reprisal.

Our Corporate Governance Governance Policies and Practices	ATI 2024 Proxy Statement	37

Related Party Transactions

The Board has adopted a written Statement of Policy with respect to Related Party Transactions. The Policy applies to transactions or arrangements between ATI and a related person (namely directors, executive officers, and their immediate family members, and 5% stockholders) with a direct or indirect material interest in the transaction, including transactions requiring disclosure under Item 404(a) of Regulation S-K.

Under the Policy, no related party transaction may occur unless it is approved or ratified by the Audit Committee or approved by the disinterested members of the Board. The Audit and Risk Committee is primarily responsible for approving and ratifying related party transactions, and in doing so, will consider all matters it deems appropriate, including the dollar value of the proposed transaction, the relative benefits to be obtained and obligations to be incurred by the Company, and whether the terms of the transaction are comparable to those available to third parties.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation and Leadership Development Committee is an officer or employee of the Company. No member of the Committee has a current or prior relationship, and none of our executive officers have a relationship, to any other company that is required to be described under the SEC rules relating to disclosure of executive compensation.

38	ATI 2024 Proxy Statement	Our Corporate Governance Director Compensation

Process For Communicating With Directors

We maintain a process for stockholders and interested parties to communicate with the Board, the Chair or Lead Independent Director, or any individual director.

ATI stockholders or interested parties who want to communicate with the Board, the Board Chair or Lead Independent Director, or any individual director can write to:

Board Chair/Lead Director c/o Corporate Secretary ATI Inc. 116 15th Street Pittsburgh, PA 15222

Your letter or message should indicate whether you are an ATI stockholder.

Depending on the subject matter, the Board Chair or Lead Independent Director and/or Corporate Secretary will:

◆	forward the communication to the director or directors to whom it is addressed;

◆	attempt to handle the inquiry directly when, for example, it is a request for information about the Company or it is a stock-related matter; or

◆	not forward the communication if it is primarily commercial in nature or it relates to an improper or irrelevant topic.

At each Board meeting, the Corporate Secretary presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors on request.

DIRECTOR COMPENSATION

Non-employee directors receive compensation for their service that is designed to fairly compensate them for their Board responsibilities and align their interests with our stockholders. The Nominating and Governance Committee periodically reviews and evaluates our non-employee director compensation program to ensure that it is competitive with ATI’s industry peers and best practices and serves the purposes of attracting and retaining high quality directors. The Nominating and Governance Committee uses an independent consultant, Meridian Compensation Partners LLC, which is the same consultant retained by the Compensation and Leadership Development Committee, to provide market and comparison data and information on current developments and practices in director compensation. ATI’s non-employee director compensation program is competitive and market-based.

Elements of Director Compensation

Pay Component	2023 Compensation

Annual Retainer	$240,000 – $125,000 Cash – $115,000 Restricted Stock Value

Lead Independent Director Retainer	$40,000

Committee Chair Retainers	Audit and Risk Committee $25,000 Compensation and Leadership Development Committee $20,000 Nominating and Governance and Technology Committees $15,000

Board service travel expenses are also paid by the Company

In 2004, the Board froze and discontinued the Company’s Fee Continuation Plan for Non-Employee Directors. The frozen plan provides that an amount equal to the annual retainer fee in effect for 2004 (which was $28,000) will be paid annually to each member of the Board as of December 31, 2004, following the termination of his or her service as a Board member. In each case, the fee is paid for each year of the director’s credited service as a director (as defined in the Plan) up to a maximum of ten years. While certain of our former directors currently receive benefits under this plan, of our currently sitting directors, only Mr. Diggs will be entitled to any such benefits upon retirement.

Director Stock Ownership Guidelines

The Board encourages directors to obtain a meaningful stock ownership interest in ATI. Under the stock ownership guidelines applicable to all non-employee directors, each non-employee director is expected to own, within five years of his or her initial election to the Board, ATI Common Stock having an aggregate value at least equal to four times the amount of the annual cash retainer that we pay to our directors. Furthermore, directors are required to retain one-third of any awarded stock until compliance with the guidelines is achieved. Our directors may opt to receive all or a portion of their cash retainer in shares of ATI stock.

Our Corporate Governance Director Compensation	ATI 2024 Proxy Statement	39

Each of our directors complied with the guidelines as of December 31, 2023 or is reasonably proceeding with compliance as of the applicable five-year anniversary of his or her initial election to the Board.

2023 Non-Employee Director Compensation

Name(1)	Fees Earned Or Paid In Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation	Total ($)

L. M. Ball	150,000	114,979	–	264,979

H. J. Carlisle	125,000	114,979	–	239,979

C. Corvi	145,000	114,979	–	259,979

J. C. Diggs	140,000	114,979	–	254,979

J. B. Harvey	0	279,968	–	279,968

D. P. Hess	140,000	114,979	–	254,979

M. Kah	125,000	114,979	–	239,979

D. J. Morehouse	125,000	114,979	–	239,979

R. Sharma	104,167	95,822	–	199,989

Non-employee directors are not granted option awards or non-equity incentive plan compensation awards, and do not have company pensions or non-qualified deferred compensation earnings.

(1)

Robert S. Wetherbee, Board Chair and Chief Executive Officer, and Kimberly A. Fields, President and Chief Operating Officer and CEO-Elect, do not receive any compensation for their service on the Board. Ruby Sharma joined our Board in March 2023 and, therefore, received pro-rated director compensation for 2023.

(2)

This column reflects annual retainer fees, including committee Chair fees. During 2023, our non-employee directors had the option to receive all or a specified portion of their annual retainer fees in restricted shares of our common stock. Mr. Harvey elected to receive ATI stock in lieu of the portion of his 2023 director compensation that would otherwise have been paid in cash.

(3)

This column reflects the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of the restricted stock awards granted to directors under the Company’s Non-Employee Director Restricted Stock Program. Shares granted in 2023 vest on the first anniversary of the date of grant, or earlier upon retirement, death or change of control, and expense is recognized over the vesting period. The fair value of nonvested stock awards is measured based on the average of the high and low trading prices for a share of the Company’s stock price on the date of grant.

40	ATI 2024 Proxy Statement	Stock Ownership Information

Stock Ownership

Information

FIVE PERCENT OWNERS OF COMMON STOCK

The entities listed in the following table are beneficial owners of five percent or more of ATI Common Stock as of December 31, 2023, based on information filed with the SEC. In general, “beneficial ownership” includes those shares a person has the power to vote or transfer currently, and shares such person has the right to acquire within 60 days.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage Of Class(1)

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	20,232,255	(2)	16.3%

Capital International Investors 333 South Hope Street Los Angeles, CA 90071	16,528,642	(3)	13.3%

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	14,200,240	(4)	11.4%

State Street Corp. State Street Financial Center, One Lincoln Street Boston, MA 02111	6,744,006	(5)	5.4%

(1)	Percentages are based on shares of Company Common Stock outstanding as of March 18, 2024, as of which date there were 124,439,826 shares of Company Common Stock outstanding.

(2)

Based on a Schedule 13G/A filing under the Securities Exchange Act of 1934, as amended, made on January 22, 2024 by BlackRock, Inc., reporting sole voting power with respect to 20,031,892 shares and sole dispositive power with respect to 20,232,255 shares at December 31, 2023.

(3)

Based on a Schedule 13G filing under the Exchange Act, made on February 9, 2024, by Capital International Investors, a division of Capital Research and Management Company, reporting sole voting power with respect to 16,214,864 shares, and sole dispositive power with respect to 16,528,642 shares at December 31, 2023.

(4)

Based on a Schedule 13G/A filing under the Exchange Act, made on February 13, 2024, by The Vanguard Group, reporting shared voting power with respect to 237,994 shares, sole dispositive power with respect to 13,842,366 shares, and shared dispositive power with respect to 357,874 shares at December 31, 2023.

(5)

Based on a Schedule 13G/A filing under the Exchange Act, made on January 25, 2024 by State Street Corp., reporting shared voting power with respect to 6,327,591 shares and shared dispositive power with respect to 6,744,006 shares at December 31, 2023.

Stock Ownership Information Stock Ownership of Directors, Board Nominees and Executive Management	ATI 2024 Proxy Statement	41

STOCK OWNERSHIP OF DIRECTORS, BOARD NOMINEES AND EXECUTIVE MANAGEMENT

The following table shows the shares of Common Stock reported to ATI as beneficially owned as of March 18, 2024 by the nominees for director, the other current directors, each officer named in the Summary Compensation Table, and for all directors, executive officers and other statutory insiders as a group. Unless indicated otherwise below, the information provided in the following table is based on the Company’s records, information filed with the SEC, and information furnished by the respective individuals and includes as “beneficially owned” those shares that each such person has the power to vote or transfer currently, or the right to acquire within 60 days following March 18, 2024.

For biographical information regarding the beneficial owners, please see information under “Item 1—Election of Directors” and “Members of ATI’s Executive Management” of this Proxy Statement. The business address for each beneficial owner is c/o ATI Inc., 2021 McKinney Avenue, Suite 1100, Dallas, 75201.

Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage Of Class

Leroy M. Ball	31,138	*

Herbert J. Carlisle	32,942	*

Carolyn Corvi	66,530	*

Elliot S. Davis	94,102	*

James C. Diggs	46,590	*

Kimberly A. Fields	147,441	*

Timothy J. Harris	76,810	*

J. Brett Harvey	89,937	*

David P. Hess	28,477	*

Marianne Kah	30,461	*

David J. Morehouse	62,258	*

Donald P. Newman	160,581	*

Ruby Sharma	2,671	*

Robert S. Wetherbee	432,773	*

All directors, nominees, named executive officers and other statutory insiders as a group (17 persons)	1,308,006	1.05

*Indicates beneficial ownership of less than one percent (1%) of the outstanding shares of Company Common Stock. As of March 18, 2024, there were 124,439,826 shares of Company Common Stock outstanding.

(1)

The table includes aggregate restricted stock awards as follows: (a) 3,205 shares for each of Ms. Corvi, Ms. Kah, and Messrs. Ball, Carlisle, Diggs, Hess and Morehouse; (b) 7,804 shares for Mr. Harvey; (c) 2,671 shares for Ms. Sharma; and (d) 1,308,006 shares held by all directors, nominees and officers as a group. The table includes shares jointly held with named individuals’ spouses. The table does not include restricted stock units granted to our NEOs in 2022, 2023 and 2024, none of which vest within 60 days following March 18, 2024.

42	ATI 2024 Proxy Statement	ATI’s Executive Management

ATI’s Executive Management

As of March 28, 2024, our executive officers include:

Name	Biographical information

Robert S. Wetherbee, 64 Board Chair and Chief Executive Officer since May 2021	Mr. Wetherbee assumed his current role in June 2023, having served as Board Chair, President and Chief Executive Officer from May 2021 to June 2023 and as President and Chief Executive Officer from January 2019 until May 2021. Prior to that, he was Executive Vice President, ATI Flat Rolled Products, from January 2015 through December 2018, and was President, ATI Flat Rolled Products from April 2014 to January 2015. He also served as President of ATI’s tungsten materials business from 2010 until early 2013, following a 29-year career with Alcoa Inc. Effective July 1, 2024, Mr. Wetherbee will become ATI’s Executive Chairman. He currently serves on the Board of Commercial Metals Corporation.

Kimberly A. Fields, 54 Director and CEO-Elect; President and Chief Operating Officer since June 2023	In February 2024, our Board appointed Ms. Fields President and Chief Executive Officer, effective July 1, 2024. Ms. Fields was appointed to her current role as of June 2023, having served as Executive Vice President and Chief Operating Officer from January 2022 to June 2023, as Executive Vice President, AA&S and HPMC throughout 2021 and as Executive Vice President, Advanced Alloys & Solutions from April 2019 to December 2020. She joined ATI in April 2019 after serving as Group President at IDEX Corporation since 2015. Previously, Ms. Fields served as Executive Vice President for the integrated global steel producer EVRAZ, where she had full responsibility for all activities for the $2 billion North American Flat Products business. Prior to that, Ms. Fields was General Manager of Industrials for GE Energy, with global responsibility for growing GE’s penetration in metals, petrochemicals and mining segments, after holding a series of leadership roles at Alcoa, Inc., The Boston Consulting Group and Owens Corning Fiberglass. She currently serves on the Board of Silgan Holdings, Inc.

Donald P. Newman, 59 Executive Vice President, Finance and Chief Financial Officer since January 2022	Mr. Newman was appointed to his current role as of January 2022 after serving as Senior Vice President, Finance and Chief Financial Officer from January 2020 through December 2021. He joined ATI in January 2020, having served as Chief Financial Officer of Stelco Holdings, Inc. from August 2017 through December 2019. Previously, Mr. Newman was Chief Financial Officer of Headwaters Incorporated from December 2010 until it was acquired in May 2017. In previous roles, Mr. Newman served as Vice President – Controller and Interim Chief Financial Officer at Boart Longyear Limited and as Chief Accounting Officer at ACI Worldwide, Inc., and held leadership roles for over 12 years at NRG Energy, Inc.

Tina K. Busch, 51 Senior Vice President, Chief Human Resources Officer since October 2022	Ms. Busch joined ATI as Senior Vice President, Chief Human Resources Officer in October 2022 after serving as Vice President, Human Resources & Communications at Honeywell International Inc., a leading software-industrial company, from July 2021 to October 2022, during which she functioned as Chief Human Resources Officer for the Performance Materials and Technologies group. Prior to that, Ms. Busch was Vice President, Human Resources for the Asia Pacific Region for Kimberly Clark Corporation, which manufactures and markets products made from natural and synthetic fibers (“Kimberly Clark”), from January 2019 to July 2021 and as Vice President and Global Diversity Officer for Kimberly Clark from 2016 to December 2018. She also held leadership roles at Kimberly Clark and Pitney Bowes.

Vaishali S. Bhatia, 41 Senior Vice President, General Counsel and Chief Compliance Officer since March 2024	Ms. Bhatia joined ATI in her current role in March 2024, after serving as Executive Vice President, General Counsel and Secretary of HF Sinclair Corporation (“HF Sinclair”), an independent energy company that produces and markets high-value light products such as gasoline, diesel fuel, jet fuel, renewable diesel and other specialty products, since March 2023. Previously, she served in a series of senior roles with HF Sinclair and its predecessor company, HollyFrontier, since 2011, including Senior Vice President, General Counsel and Secretary from November 2019 to March 2023, Acting General Counsel and Secretary from August 2019 to November 2019 and Assistant General Counsel and Assistant Secretary from May 2017 to August 2019. Prior to joining HF Sinclair, Ms. Bhatia was an associate at Jones Day.

Timothy J. Harris, 49 Senior Vice President, Chief Digital and Information Officer since May 2019	Mr. Harris joined ATI as Senior Vice President, Chief Digital and Information Officer in May 2019 after serving as Chief Information Officer at Andeavor from November 2016 to April 2019. Prior to that, he held a series of senior positions at Mylan N.V., including most recently Chief Technology Officer and head of Global Technology Services from June 2013 to March 2016. Before joining Mylan, Mr. Harris held several global technology roles for Aviva PLC, following over ten years in leadership positions at Rockwell Collins.

Jimmy Williams, 64 Senior Vice President, Chief Technology Officer since November 2022	Mr. Williams joined ATI as Senior Vice President and Chief Technology Officer in November 2022 after serving as executive director and distinguished service professor of Carnegie Mellon University’s interdisciplinary Engineering and Technology Innovation Management program. Previously, he was Senior Vice President of global engineering of Pall Corporation, and Senior Director of research and development at Alcoa. Prior to that, he had a 20-year career at Boeing, where he held research and development and program management positions, earning Boeing’s 2021 Black Engineer of the Year award.

Item 2: Advisory Vote to Approve Compensation of the Company’s Named Executive Officers	ATI 2024 Proxy Statement	43

Item 2: Advisory Vote to Approve Compensation of the Company’s Named Executive Officers

Pursuant to Section 14A of the Exchange Act, each year we ask our stockholders to approve the compensation of ATI’s named executive officers. This proposal, commonly known as a “Say On Pay” proposal, gives our stockholders the opportunity to express their views on our NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

While this vote is advisory, and not binding on our Company, it provides valuable information to our Compensation and Leadership Development Committee regarding investor sentiment about our executive compensation philosophy, policies and practices. The Committee will consider the outcome of this vote when determining executive compensation for the remainder of 2024 and in future years.

USING EXECUTIVE COMPENSATION TO CREATE LONG-TERM STOCKHOLDER VALUE

The Committee continually reviews the compensation program for our NEOs to ensure that it achieves the desired goal of offering total compensation consisting of base salary that is competitive with an identified peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders. When casting your Say On Pay vote, we urge you to read the Compensation Discussion and Analysis section to learn more about our executive compensation program and to consider:

Linking compensation to ATI performance

◆	Approximately 84% of our CEO’s 2023 compensation opportunity was tied to performance and, therefore, “at risk.” Performance drives pay.

◆

Our short-term cash incentive and long-term equity incentive plans are based on the attainment of business plan performance metrics, such as operating profit, EBITDA, net income, free cash flow, return on capital, strategic goals, and relative total stockholder return.

◆	Payments with regard to the Company performance-vested components of both our annual and long-term incentive programs are made only when at least threshold performance targets are achieved.

Aligning compensation to stockholder interests

◆	All of the long-term incentive compensation opportunities for our NEOs are equity-based.

◆

The metrics that drive our performance-vested compensation programs are metrics that we believe correlate with the achievement of sustained profitable growth in our business and reflect our commitment to growing shareholder value.

◆	Our stock ownership guidelines for senior executives denote ownership as a multiple of base salary, prescribing 6X ownership for our CEO, and require 50% retention until ownership guidelines are met.

OUR MOST RECENT SAY ON PAY RESULT AND STOCKHOLDER ENGAGEMENT

ATI consistently demonstrates its firm commitment to pay for performance, and in recent years, our executive compensation programs generally have garnered strong shareholder support. In 2023, our Say On Pay proposal received the support of more than 99% of the shares voted at our Annual Meeting.

44	ATI 2024 Proxy Statement	Item 2: Advisory Vote to Approve Compensation of the Company’s Named Executive Officers

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Before voting, we encourage you to read the “Compensation Discussion and Analysis” section to learn more about our executive compensation program. We ask our stockholders to vote “FOR” the following resolution at the Annual Meeting :

“RESOLVED, that the stockholders of ATI Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders.”

Based on the recommendation of our stockholders at our 2023 Annual Meeting of Stockholders, and the Board’s consideration of that recommendation, we have held an advisory vote to approve the compensation of the Company’s named executive officers annually.

Compensation Discussion and Analysis	ATI 2024 Proxy Statement	45

Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

This section discusses our executive compensation program and plans for our Named Executive Officers, or “NEOs”:

Robert S. Wetherbee

Board Chair and Chief Executive Officer

Kimberly A. Fields

Director and CEO-Elect;

President and Chief Operating Officer

Donald P. Newman

Executive Vice President, Finance and Chief Financial Officer

Elliot S. Davis

Senior Legal Advisor*

Timothy J. Harris

Senior Vice President and Chief Digital and Information Officer

Each of our NEOs was a member of our Executive Council throughout 2023, with other key members of our senior management.

* Mr. Davis, previously ATI’s Senior Vice President and Chief Legal and Compliance Officer, intends to retire on October 1, 2024.

TABLE OF CONTENTS:

46	ATI 2024 Proxy Statement	Compensation Discussion and Analysis 1. Our Compensation Framework and Philosophy

1.	OUR COMPENSATION FRAMEWORK AND PHILOSOPHY

Our Compensation Philosophy

The Committee’s approach to compensation is to offer a base salary that is competitive with an identified benchmarking peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders. The Committee has developed a balance of annual and long-term programs using diverse criteria to provide incentives while discouraging inappropriate risk taking. For the NEOs, the program consists of base salary, an annual performance-based cash incentive, longer-term performance-based equity compensation opportunities and a time-based equity component that is intended to support retention.

The Committee views the executive compensation program as a management tool that, through a detailed and quantitative target-setting process, establishes challenging financial performance goals that encourage the management team to achieve or surpass ATI’s business objectives.

The Committee has determined that the executive compensation program should:

◆

pay competitively by setting overall target compensation, which is realized when performance targets are met, in line with target compensation at peer companies and other companies and industries with which ATI competes for executive talent;

◆	retain executives who are essential to driving ATI’s strategies and future growth;

◆	support ATI’s business strategy by tying performance goals to specific annual and longer-term strategic objectives; and

◆	align with shareholder interests by putting substantial portions of compensation at risk through performance-oriented incentive pay opportunities.

Competitive Compensation

The Committee reviews, with outside compensation consultants and other advisors, the compensation policies and practices at peer companies that ATI competes with for talent, or that are in our industry and serving our end markets. We use this information to help establish base compensation levels throughout the management organization at the approximate median of these groups. The variable components of our incentive awards provide opportunities to earn additional amounts if performance goals are met or exceeded, but do not pay out if performance goals are not met.

Attract and Retain Talent

We designed our compensation program to attract and retain a deep pool of managerial talent, the members of which share ATI’s commitment to enhancing stockholder value in the short- and longer-terms. The Committee believes that the plans and performance goals included in our program will attract, challenge, and retain superior managers experienced in ATI’s businesses and direct their efforts toward achieving specific tasks that the Board and senior management determine to be necessary for profitable growth through business cycles.

Support Achievement of Our Business Strategy

The Company uses performance measurement periods of three or more years for all but our annual cash incentive plan in recognition of performance over a longer period of time and to mitigate compensation risk. In this way, our programs both reward actual performance and are effective in driving achievement of the Company’s underlying near and longer-term goals.

Pay for Performance: Linking Executive Compensation to the Interests of Stockholders

Paying for performance is a key attribute of ATI’s compensation philosophy. Fundamentally, ATI’s executive compensation program links compensation to the achievement of specific, predetermined financial and performance goals that further ATI’s business strategies. As such, a significant portion of our NEOs’ compensation is subject to the achievement of rigorous performance goals and, therefore, is “at risk.”

The Committee implements its pay for performance philosophy by using performance metrics that are linked to the interests of stockholders, such as operating profit, EBITDA, net income/earnings, TSR, and/or strategic goals that are designed to help create stockholder value over the long-term. In 2023, performance goals focused on income, EBITDA, free cash flow, and TSR.

Compensation Discussion and Analysis 1. Our Compensation Framework and Philosophy	ATI 2024 Proxy Statement	47

We believe that our compensation program is transparent and easy to understand, performance-driven and appropriately aligned with stockholders’ interests. Our program:

PLACES SIGNIFICANT EMPHASIS ON FINANCIAL RESULTS	ALIGNS WITH OUR BUSINESS STRATEGIES AND PERFORMANCE	REFLECTS COMPETITIVE MARKET DATA AND PRACTICES

◆  Awards under our short-term cash incentive program to our CEO and Executive Council members are 90% contingent on ATI’s financial performance.

◆  For 2023, 70% of each NEO’s regular annual long-term incentive award is contingent on our total shareholder return over a three-year period relative to our peers.

◆  Our long-term incentive program incorporates 3-year and 4-year equity performance-based incentives that are aligned with our business strategies and our ability to create shareholder value.

◆  Equity awards granted to our CEO and Executive Council are heavily weighted in favor of performance stock units that vest based on our future success in achieving financial results and delivering relative total shareholder return.

◆  Compensation levels for our NEOs and other senior executives are reviewed annually in light of market benchmarking data.

◆  Our long-term equity incentive plan provides for double-trigger change in control vesting across all awards.

◆  We maintain robust stock ownership guidelines for executives, officers and other top leadership positions.

Role of the Compensation and Leadership Development Committee

The Committee’s primary responsibility is to design compensation plans that support the Board’s and management’s long-term strategic vision for ATI and to ensure that those plans support ATI’s goal of creating stockholder value over the long-term. Over the last several years, the Committee has emphasized design clarity and transparency to better communicate with our stockholders and to ensure that our compensation programs are aligned with evolving best practices. In 2023, our Committee updated its name to more accurately and fully reflect the breadth and nature of its responsibilities, including for succession planning, leadership development and related compensation risk oversight.

The Committee is composed of four independent, non-employee directors. The Committee has the sole responsibility to carry out ATI’s overarching policy of linking its executive compensation program to the interests of its stockholders. The Committee is responsible for determining compensation for the NEOs and other members of the management Executive Council, which currently is comprised of seven members of senior management, including the CEO. The Committee also has the responsibility for oversight of the Company’s equity plans, variable compensation plans for management employees and management’s implementation of those plans to ensure a continuing source of leadership and succession planning for ATI. In addition, the Committee reviews compliance with independence standards applicable to ATI’s compensation consultant.

Role of Independent Compensation Consultants

The Committee, under its charter, has the sole authority to retain and terminate any compensation consultant used in the evaluation of executive compensation and has the sole authority to approve the retention terms of the consultant, including fees. The compensation consultant retained by the Committee is responsible only to the Committee. The Committee reviews the consultant’s qualifications, including independence. The Committee re-evaluates the consultant’s independence on an ongoing basis. The Committee may, at any time, contact the consultant without interaction from management.

For 2023, the Committee retained Meridian Compensation Partners, LLC, a nationally recognized executive compensation consultant, for benchmarking compensation and program design and advice on a variety of compensation related matters, including director compensation in cooperation with the Nominating and Governance Committee. Meridian, which the Committee determined is independent, provides no other services to ATI. Further, because Meridian is involved only in the business of executive compensation consulting, Meridian does not attempt to sell other services to the Company.

48	ATI 2024 Proxy Statement	Compensation Discussion and Analysis 1. Our Compensation Framework and Philosophy

Executive Compensation Highlights

WHAT WE DO:

Link compensation to ATI performance.

Performance drives pay. A significant portion of compensation opportunities for our NEOs is variable, meaning it is tied to performance. Cash and equity incentive plans are based on the attainment of business plan performance metrics. Payments are made only when at least threshold performance targets are achieved.

Balanced compensation program.

The compensation program includes complementary but diverse performance goals, a balance of types of compensation, and caps on the amount of compensation that can be awarded.

Compensation aligned with stockholder interests. Long-term incentive compensation opportunities for our NEOs are equity-based and tied to relative total shareholder return.
Double trigger change in control. ATI’s equity incentive plan includes double trigger change in control provisions that apply to equity awards under the plan.

Independent Compensation Consultant. Our Compensation & Leadership Development Committee works closely with an independent compensation consultant.

Clawback policy.

We maintain robust executive compensation recovery arrangements that require the return of compensation under appropriate circumstances. These arrangements include, among others, our Executive Compensation Recovery Policy adopted in 2023, which complies with SEC and NYSE rules.

Robust stock ownership guidelines for directors and executive management.

Our stock ownership guidelines for management include 6X base salary ownership for the CEO and require 50% retention until ownership guidelines are met.

Limits on severance arrangements. Severance arrangements limited to 2.99X base salary.

Board compensation risk oversight.

Our board regularly reviews various risks associated with our compensation program, which includes review of an annual risk analysis performed by our independent compensation consultant.

WHAT WE DON’T DO:

No employment agreements for executive officers.
No excise tax gross-ups in change in control agreements.
Executive perquisites. We do not pay executive perquisites such as personal air travel, club dues or tax gross-ups.

No hedging transactions or pledging of ATI stock by officers and directors. We prohibit officers and directors from hedging or pledging ATI stock.
No repricing of awards. No previously granted awards can be repriced or surrendered in exchange for new awards.

Compensation Discussion and Analysis 2. How We Determine Executive Compensation	ATI 2024 Proxy Statement	49

2.	HOW WE DETERMINE EXECUTIVE COMPENSATION

Compensation Setting Process

Setting Compensation Levels and Opportunities

The Committee maintains a multi-step process for setting compensation levels and opportunities and validating our pay targets. The table below, and description that follows, summarizes the analyses involved in this process:

Review of Annual and Long-Term Business Plans

Nov. – Feb.	Responsibility/Purpose: Board and management/Aligning incentive compensation with business objectives	How It’s Used: To support determination of performance targets in incentive plans
Individual Performance Assessments

Nov. – Feb.	Responsibility/Purpose: Committee and CEO/Evaluating individual performance of CEO and, based on CEO input, the members of our management Executive Council

How It’s Used:

◆  To determine each executive’s personal performance relative to the individual goals that comprise the 10% component of his or her short-term incentive award and to determine payments for the award period that recently ended

◆  To assist in setting individual award opportunities for the next year/ award cycle

Company Achievement of Performance Goals

Jan. – Feb.	Responsibility/Purpose: Committee and management/Determining award payments based on Company performance in completed performance periods	How It’s Used: ◆ To determine award payouts ◆ Considered when determining appropriate performance goals for upcoming periods
Market and Peer Analysis

Sept. – Nov.	Responsibility/Purpose: Compensation consultants/Benchmarking and making compensation recommendations for our executives	How It’s Used: To set competitive base pay and short-term and long-term incentive targets and compensation opportunities for the next year/ award cycle
Pay and Performance Analysis

Ongoing

Responsibility/Purpose:

Committee and management/Evaluating pay and performance relative to publicly available financial and compensation information to validate individual compensation plans that were established in November

How It’s Used: To assess achievement under the incentive plans relative to Company and peer performance
Stockholder Outreach

Ongoing	Responsibility/Purpose: Management/To obtain stockholder feedback on concerns and questions relating to plan design and performance	How It’s Used: To understand expectations of investors and monitor trends in executive compensation from the perspective of stockholders. Used to evaluate compensation policies, practices and plans.

50	ATI 2024 Proxy Statement	Compensation Discussion and Analysis 2. How We Determine Executive Compensation

Near the end of each year, the Board (including members of the Committee) reviews ATI’s annual and long-term business and strategic plans with management. The Committee reviews the Company’s year-end financial results and, based on its assessment of ATI’s achievement of the predefined financial goals and objectives, determines the extent to which awards with performance measurement periods that concluded at the end of the previous year are payable. The Committee authorizes compensation programs for the year and establishes specific financial performance goals for the performance period or periods applicable to awards under such programs in light of the Board approved business and strategic plans.

The Committee considers which incentive plans, award levels and performance goals would optimize the achievement of ATI’s future business objectives without introducing systemic risk driven by the executive compensation program. The Committee solicits the views of its advisors as to whether the plans under consideration reflect and support achievement of the Company’s short-term and long-term business objectives and strategies. The Committee also approves individual participation levels in the compensation plans for the CEO and members of the management Executive Council and directs executive management to establish participation levels in the plans for other eligible employees within the guidelines given by the Committee. Generally, prospective compensation opportunities under the long-term compensation plans are awarded during the first quarter.

Monitoring Performance and Progress

The Committee meets regularly during the year to monitor the Company’s performance, as well as the individual performance of members of our management Executive Council, relative to the incentive plan goals. At these meetings, management provides the Committee with current financial data and with internal status reports on key performance measures. The Committee uses this information to:

◆	assess management’s interim progress toward achieving the predetermined performance goals and the potential payouts under the various executive compensation plans; and

◆	assist in the evaluation of whether the compensation plans continue to support and direct performance as required to achieve the Company’s business goals.

Members of management attend portions of these meetings. The Committee also meets with its outside compensation consultant and other advisors during non-management executive session in order to ensure independent feedback on all compensation related matters.

Benchmarking Peer Group

The Committee considers, with information provided by the compensation consultant, compensation practices across a peer group that the Committee uses as a reference in developing its executive compensation program and in determining the competitiveness of its executive compensation levels. The Committee also uses information regarding compensation practices across a broader survey of manufacturing companies as a check against the peer group information. Annually, the Committee reviews the composition of its peer group to ensure that the companies constituting the peer group remain relevant and provide meaningful comparisons for compensation and business purposes. ATI believes that there are no other public companies that engage in the full range of the Company’s specialty materials and components manufacturing, fabrication, marketing and distribution. Therefore, the Committee’s independent compensation consultant developed the following criteria to guide the selection of peer companies for benchmarking compensation:

Compensation Discussion and Analysis 2. How We Determine Executive Compensation	ATI 2024 Proxy Statement	51

For 2024, the Committee adopted an updated benchmarking peer group, principally to reflect the Company’s business transformation and leadership in aerospace and defense.

52	ATI 2024 Proxy Statement	Compensation Discussion and Analysis 2. How We Determine Executive Compensation

2023 Benchmarking Peer Group

For performance measurement periods under the executive compensation plans beginning on January 1, 2023, the Benchmarking Peer Group consists of the companies listed below, against which ATI performed as follows for 2023:

Source: Standard & Poor’s Capital IQ Database (Compustat financials)

Data represents each company’s fiscal year, which may not align with ATI’s fiscal year end of December 31

Compensation Discussion and Analysis 3. 2023 Executive Compensation Program Overview	ATI 2024 Proxy Statement	53

3.	2023 EXECUTIVE COMPENSATION PROGRAM OVERVIEW

Annual Executive Compensation Program

Our regular executive compensation program for 2023 consists of the following elements for our NEOs:

	Plan	Purpose	Relevant Performance Metric and Description
ANNUAL/SHORT TERM INCENTIVE	Base Salary	To provide fair and competitive compensation for individual performance and level of responsibility of position held.	Individual performance	FIXED
	2023 Annual Performance Plan	To provide performance-based annual cash awards to motivate and reward key employees for achieving our short-term business objectives and to drive performance.	Mix of metrics, including: ◆ EBITDA ◆ Free Cash flow ◆ Strategic/Individual goals	VARIABLE
LONG- TERM INCENTIVE	Long-Term Incentive Plan: Performance Stock Units (“PSUs”) (70%)*	To provide performance-based equity compensation in the form of restricted stock units to drive ATI’s earnings and retain key managers.	Awards vest at the end of a three-year performance period based on achievement of specified goals. Awards granted in 2023 vest based on the Company’s TSR relative to that of a predetermined peer group.
	Long-Term Incentive Plan: Restricted Stock Units (“RSUs”) (30%)*	To enhance the program’s ability to retain participants and drive long-term behavior by allowing for time-based awards.	Time-vested awards that generally vest in equal annual installments on the first three anniversaries of the applicable grant date, subject to the award recipient’s continued employment by the Company.

*

In 2023, in response to both shareholder feedback and dramatically improved conditions in our business, we returned to our preferred LTI structure, granting NEO awards that comprised 70% of performance-vested PSUs and 30% of time-vested RSUs, after granting awards in 2021 and 2022 that, in temporary response to the challenges to our business precipitated by the COVID-19 pandemic, were more heavily weighted in favor of time-vested awards.

The pie charts below show the mix of aggregate NEO compensation by type, form and length, at target for 2023 under our regular, annual compensation program.

2023 Target Pay Mix

54	ATI 2024 Proxy Statement	Compensation Discussion and Analysis 4. Elements of 2023 Executive Compensation Program

4.	ELEMENTS OF 2023 EXECUTIVE COMPENSATION PROGRAM

Base Salary

The Committee’s approach to compensation is to offer a base salary that is competitive with an identified benchmarking peer group of companies and incentive opportunities that are performance-oriented and linked to the interests of stockholders. Base salary is determined by market median data for each NEO’s respective position, individual performance and competitive pay positioning.

For 2023 and 2022, annual base salaries for our NEOs were as follows:

Named Executive Officer	2023 Base Salary Rate ($)		2022 Base Salary Rate ($)

Wetherbee	975,000		925,000

Fields	730,000	*	660,000

Newman	630,000		600,000

Davis	515,000		500,000

Harris	495,000		470,000

*

Represents weighted average base salary for 2023. For the first six months of 2023, Ms. Fields had a base salary rate of $710,000. In connection with her promotion to President and Chief Operating Officer, her base salary rate was increased to $750,000 effective July 1, 2023.

Short-Term Incentive Program

ATI’s Annual Performance Plan (“APP”) is a short-term cash incentive plan in which approximately 400 key employees (including the NEOs) participate. For Executive Council members, 90% of the performance goals are based on financial metrics, and 10% on strategic/individual goals, as described below.

APP Financial Metrics

Performance Criteria. The performance goals for the 2023 APP were set in early 2023 based on ATI’s business and operations plans for 2023. Corporate-wide goals are established in a bottom-up process through which each business unit’s business plan and business conditions are separately reviewed, as are the expectations for other performance factors at each business unit. The performance goals include a mix of financial targets and strategic and/or individual performance goals.

For 2023, our short-term incentive targets exceed our actual 2022 performance and, while we changed our cash flow metric for 2023 from operating cash flow to free cash flow, our EBITDA target was significantly higher than the target that we set for 2022. Similarly, targets set in early 2024 for our 2024 APP exceed the levels established for our 2023 program, reflecting our commitment to rewarding continued improvement as reflected in our compensation structure.

*	For 2023, this metric was changed to free cash flow from the operating cash flow metric used in 2022.

Level of Difficulty. The Committee sets the APP metrics so that the relative difficulty of achieving the target level is consistent from year to year. The objective is to establish target goals in any given year that are challenging yet achievable, with a much higher level of difficulty to achieve performance that generates the maximum payout.

Award Opportunities. Opportunities for the NEOs under the APP are awarded at target levels expressed as a percentage of base salary and based on predetermined levels of performance. The Committee sets the potential award ranges as percentages of base salary for each

Compensation Discussion and Analysis 4. Elements of 2023 Executive Compensation Program	ATI 2024 Proxy Statement	55

NEO using comparative market data provided by our compensation consultant. In general, our short-term incentive program is designed so that the payout associated with achieving threshold performance for each performance goal is equal to 25% of target, while the payout associated with achieving the maximum performance level is capped at 200% of target. No payout with respect to the financial performance component is earned for performance below the threshold level.

Individual NEO Goals. 90% of each NEO’s annual award opportunity under the APP is determined based on performance criteria relating to the financial and/or operational performance of our business, as described above, and the remaining 10% of each NEO’s award is determined based on his or her personal performance relative to specific individual strategic goals. These goals are established early in the year and reviewed and approved by the Committee. Each NEO’s performance relative to his or her individual goals is evaluated at the end of the year, through a process that includes personal self-assessments, as well as input and recommendations from our Board Chair and CEO. These evaluations are reviewed by the Committee, which performs its own assessment of our Board Chair and CEO’s personal performance and determines the amount of each NEO award.

For 2023, our NEOs’ goals focused on, among other strategic matters: growing the Company’s core business, particularly in aerospace and defense; the ongoing transformation of our business; developing great and engaging leaders; cash flow and inventory management; liquidity and capital allocation; and effective management of various risks facing our business.

Under our APP program, the Committee has expressly reserved the broad discretion to reduce or eliminate any APP award that may otherwise be payable to one or more participants, including each NEO, if any facet of ATI’s financial or operational performance, especially in relation to the Committee’s expectations for workplace safety, the environmental impact of our business or other aspects of our annual performance with the potential to affect the sustainability of our business, is sub-standard in the view of the Committee. This discretion, coupled with the 10% personal goal component of our APP program, provides the Committee with flexibility to ensure that short-term incentives, while largely designed to drive achievement of financial performance goals, also reflect our values and other qualitative considerations that are important to our business and our stakeholders.

2023 APP Award Opportunities for NEOs

	Annual Incentive Opportunities (percentage of base salary)
Named Executive Officer	Below Threshold (0% of Target)	Threshold (25% of Target)	Target (100% of Target)	Maximum (200% of Target)

Wetherbee	0%	31.25%	125%	250%

Fields	0%	25%	100%	200%

Newman	0%	20%	80%	160%

Davis and Harris	0%	17.5%	70%	140%

To calculate a potential award amount, the target percentage of salary for each NEO is multiplied by a formula based on performance.

Formula

Long-Term Incentive Plan (“LTIP”)

The long-term incentive portion of our compensation program, the Long-Term Incentive Plan, or “LTIP,” generally has two components:

◆	PSUs: performance stock units that cliff vest based on the achievement of quantitative financial performance metrics over a three-year performance period and the recipient’s continued employment; and

◆	RSUs: restricted stock units that vest in three equal annual installments, provided that the recipient remains employed by ATI on the applicable vesting date.

Individual opportunities under the LTIP are granted at Threshold, Target and Maximum levels, which are expressed as a percentage of base salary.

56	ATI 2024 Proxy Statement	Compensation Discussion and Analysis 4. Elements of 2023 Executive Compensation Program

From 2016 through and including 2020, 70% of each NEO’s aggregate annual award was comprised of PSUs, while the remaining 30% consisted of RSUs to support retention. In 2021, specifically in response to the various talent retention and other challenges facing our business due principally to the COVID-19 pandemic, we temporarily adjusted those proportions and granted awards to our NEOs that consisted 50% of PSUs and 50% of time-vested RSUs. In 2022, we granted awards that consisted 60% of PSUs and 40% of RSUs. For 2023, we returned to our more typical 70/30 award composition while continuing to retain and incent the level of talent necessary to effectively achieve our strategic objectives.

Vehicle	Performance	Vesting	Payout Range

Performance Stock Units	Relative TSR	3-Year Performance Period	Threshold = 25% of Target Target = 100% Maximum = 200% of Target* * At the inception of the award period, the Committee can reduce the threshold and maximum payout levels at its discretion.

Restricted Stock Units	N/A	3-Year Ratable Vesting

Performance Stock Units

PSUs awarded in January 2023 (“2023-2025 PSUs”) will vest, based on results, at the end of the three-year performance measurement period ending on December 31, 2025. When vested, each PSU will convert into a share of the Company’s common stock. No dividends are accumulated or paid on the PSUs granted in 2023.

Our 2023-2025 PSUs settle following the conclusion of a three-year performance period ending on December 31, 2025 based on ATI’s TSR during the performance period relative to that of the following pre-determined peer group:

TSR PEER GROUP

The Committee reviewed many potential peer groups and indices. Ultimately, the business relevance and correlation with our compensation peer group was deemed most appropriate. The use of the following peer group both for 2023 compensation benchmarking and for performance measurement for our 2023-2025 PSUs creates a direct link between pay and performance:

◆ Steel Dynamics, Inc. ◆ Commercial Metals Company ◆ Schnitzer Steel Industries, Inc. ◆ Reliance Steel & Aluminum Co. ◆ SPX Flow, Inc. ◆ The Timken Company	◆ Crane Co. ◆ Carpenter Technology Corporation ◆ Valmont Industries, Inc. ◆ Trinity Industries, Inc. ◆ Howmet Aerospace Inc. ◆ Kennametal Inc.	◆ Westinghouse Air Brake Technologies ◆ Oshkosh Corporation ◆ Worthington Industries, Inc. ◆ Terex Corporation ◆ Arconic Corporation

Performance Measurement

Shares of ATI common stock underlying these awards may be earned over the course of four individual performance measurement periods within the three-year performance period, with the first measurement period concluding on March 31, 2025 corresponding with the end of the 5th quarter out of 12 quarters covered by the 3-year period. The remaining three measurement periods conclude on June 30, 2025, September 30, 2025 and December 31, 2025, respectively. This structure was specifically designed to create incentives for sustained focus and continuous drive for improvement throughout the three year performance period.

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Award Vesting and Payment

Based on market practices and our desired objectives, we structured the payment scale for these awards to require 2nd quartile performance for a threshold payout and top quartile performance for a maximum payout. The proportion of each award that may be earned with respect to each measurement period is more heavily weighted toward the end of the three-year performance period. Specifically, 20% of the target amount of each target award may be earned for the first measurement period, 20% for the second, 30% for the third and 30% for the fourth, in each case according to the following percentage of performance achievement in each measurement period:

If achievement with respect to our relative TSR occurs at a level between the above threshold and target levels of achievement, or between the target and maximum levels of achievement, then the percentage of the payout that becomes earned and vested will be interpolated between the percentages set forth in the table above on a straight-line basis. In establishing quarterly measurement periods, the Committee’s goal was to encourage both shorter-term and long-term outperformance relative to our peer group, which we believe more effectively creates direct alignment with stockholder expectations over the entire performance period. This approach has an additional benefit of mitigating some shorter-term volatility and is a better reflection of our aggregate performance over the entire three-year performance period.

Negative TSR Cap

The Committee believes that it is important to ensure that payouts under our long-term incentive program are aligned with stockholder interests. Accordingly, if our absolute TSR for the three-year Performance Period ending December 31, 2025 is negative, then total payout for the Performance Period may not exceed 100%.

Restricted Stock Units

RSUs granted under the LTIP vest in equal annual installments on each of the first three anniversaries of their grant date, as long as the award recipient remains an employee of the Company on the relevant vesting date. If and when vested, each RSU converts into a share of Company common stock. No dividends accumulate or are paid on the RSUs.

58	ATI 2024 Proxy Statement	Compensation Discussion and Analysis 5. 2023 Business and Incentive Compensation Results

5.	2023 BUSINESS AND INCENTIVE COMPENSATION RESULTS

Our 2023 Business Performance

ATI continued its strong performance trajectory in 2023. With our focused commitment to doing what we say we are going to do and solving our customers’ most difficult challenges, we created opportunities in the face of the ongoing global geopolitical, supply chain and other challenges that continue to impact our current environment, capturing new market share and sharpening our operation advantage to drive shareholder value. We continued to successfully execute our strategy, working to ensure sustainable growth as we capitalize on the opportunities presented by unprecedented demand growth, particularly in our core aerospace and defense markets.

Financial and Operational Performance

We believe that the strategic and operational changes we have achieved in recent years and continue to pursue are positioning our business for success in 2024 and beyond, and critically, are driving our ability to create shareholder value. The following illustrate ATI’s relative TSR compared to the S&P 500 in 2023 and since the beginning of 2022:

Key Achievements

Sales of $4.2 billion compared to $3.8 billion in 2022

◆	Year-over-year aerospace and defense sales up 32%

◆	Aerospace and defense represented 63% of sales in Q4, compared to 53% at the end of 2022

Gross profit of $803 million compared to $714 million in 2022.

Net income of $423 million, compared to $339 million in 2022

Preserved strong liquidity and cash position

◆	Annuitized the significant majority of our remaining pension obligations

◆	Ended the year with $744 million of cash on hand

Returning capital to stockholders.

◆	Repurchased $85 million of our outstanding stock and announced a new, $150 million repurchase authorization

Compensation Discussion and Analysis 5. 2023 Business and Incentive Compensation Results	ATI 2024 Proxy Statement	59

Short-Term Incentive Compensation Program Results

2023 APP Target and Earned Amounts for Each NEO

	At Target (100%)		Actual
Named Executive Officer	Target (% of Base Salary)	Target Dollar Amount ($)	Actual Weighted Achievement (% of Target)	Earned/Paid Cash Award ($)

Wetherbee	125	1,218,750	134	1,632,945

Fields	100	730,000	131	957,214

Newman	80	504,000	133	670,853

Davis	70	360,500	130	467,585

Harris	70	350,000	131	460,061

The 2023 APP award for each of our NEOs was determined by (a) total ATI performance relative to the financial metrics and (b) each such executive’s individual performance relative to individual strategic goals. Our 2023 goals exceeded our actual 2022 performance and were significantly higher than the goals set for our 2022 APP. The following tables describe the relative weighting of each metric and the individual goals, as well as ATI’s and each executive’s relative level of achievement for the year:

		($ in millions)
Financial Performance Goals	Relative Weighting (% of Total Award)	Threshold	Target	Maximum	2023 Actual Performance	2023 Actual Achievement (% of Goal Target)

ATI EBITDA	60	520	575	630	591.3	115.9%

ATI Free Cash Flow	30	75	125	175	164.7	165.7%

Aggregate Financial Performance	90

Aggregate Performance	Financial Performance Goals (90%)	Strategic/Individual Goals (10%)	Total 2023 Achievement (%)	Total 2023 Achievement ($)

Wetherbee	132.5%	150%	134.3	1,632,945

Fields	132.5%	125%	131.8	957,214

Newman	132.5%	141%	133.5	670,853

Davis	132.5%	106%	129.9	467,585

Harris	132.5%	125%	131.8	460,061

For further discussion of these metrics, including the nature of our NEOs’ 2023 individual strategic goals, see pages 54 and 55 of this Proxy Statement. For further information about ATI financial performance, please see ATI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC.

60	ATI 2024 Proxy Statement	Compensation Discussion and Analysis 5. 2023 Business and Incentive Compensation Results

Long-Term Incentive Compensation Program Results

2021-2023 Performance-Vested Restricted Stock Units

PSUs awarded in 2021 vested as of December 31, 2023 based on ATI’s total shareholder return relative to that of our previously-disclosed legacy peer group. Shares of ATI common stock underlying these awards were earned over the course of eight individual performance measurement periods within the three-year performance period, with the first measurement period concluding on March 31, 2022 corresponding with the end of the 5th quarter out of 12 quarters covered by the 3-year period. The awards were structured such that 12.5% of each award could be earned with respect to each measurement at threshold, target and maximum levels according to the following:

The awards stipulated that, if ATI’s absolute TSR for the three-year Performance Period ending December 31, 2023 had been negative, then the total payout for the full Performance Period could not exceed 150% Based on this structure and ATI’s relative total shareholder return for each of the eight measurement periods, which significantly outpaced that of our peer group companies consistently across the three-year period, our 2021-2023 PSUs settled in January 2024 at 198.5% of target as illustrated by the following:

ATI TSR Positioning vs. Compensation Peer Group FY 2021 - 2023 by Quarter, Cumulative

Note:	Mar ‘21-Dec’21 shown for reference only (not used in final payout determination)

ATI’s 2023 Performance Impact on NEO Compensation

Multi-Year Trends Reflect Our Pay For Performance Culture and the Cyclicality of our Business

The compensation of our senior executives during 2023 reflects meaningful recovery in our business following the significant downturn experienced in 2020 and much of 2021 as a result of the COVID-19 pandemic and our successful execution of our 2023 priorities and other strategic initiatives.

◆

2023 Short-term incentive payments were above target, but meaningfully below the maximum potential payout: Our NEOs received short-term incentive payments under our annual incentive plan for 2022 that ranged from 129.9% to 134.3% of their respective target awards, reflecting both our outstanding business performance and meaningful personal achievement over the course of 2023, as well as the highly challenging nature of the levels of performance we established for both target and maximum payout under program.

Compensation Discussion and Analysis 5. 2023 Business and Incentive Compensation Results	ATI 2024 Proxy Statement	61

◆

Multi-year trends in short-term incentive reflect the cyclicality of our business and our commitment to pay for performance: While awards under our 2023, 2022 and 2021 short-term incentive program were meaningfully above target, reflecting our executive team’s success in driving rapid recovery following the extreme impacts of the COVID-19 pandemic, awards under our 2020 short term incentive program were significantly below target, reflecting the sudden and widespread impact of the pandemic and related economic downturn on our business, as well as our decision to refrain from adjusting our performance goals downward under either our 2020 short term incentive program or our long-term incentive awards, despite the sudden and unanticipated nature of the pandemic and its effects. Our 2019 and 2018 payment of short-term incentive awards at greater-than-target levels followed near-target short-term incentive payments for 2017 and short-term incentive payments for 2016 and 2015 that were either zero or significantly below target. This trend reflects the cyclical nature of our business and the strong correlation between pay and performance inherent in our executive compensation programs.

◆

Long-term incentive results similarly reflect cyclical challenges: Notably, as we sought to transform our business over the last several years, the results of our long-term compensation programs also contributed at times to below-target annual compensation for our NEOs. Specifically, while our 2021-2023 PSUs, which settled in early 2024, paid at 200% of target (their maximum level of achievement), a substantial portion of the long-term incentive awards granted to our NEOs for the performance periods ended in 2017, 2021 and 2022 did not vest, because the applicable performance criteria (including market performance as reflected in the TSR component of certain awards) were not satisfied. As a consequence, our NEOs’ aggregate realized compensation was meaningfully lower than the target total annual compensation established for each of them.

Awards with performance periods that ended in 2018, which were paid in early 2019, resulted in payments of 39% of each NEO’s target award. By contrast, our 2017 – 2019 PSU awards settled at 132.9% of target for our NEOs. This result reflected improvements in our business in 2017 and 2018 compared to earlier very challenging years. However, our 2018 – 2020 awards settled in early 2021, our 2019 – 2021 awards settled in early 2022 and our 2020 – 2022 awards settled in early 2023 at only 68.9%, 23.7% and 31.1% of target, respectively, for our NEOs, consistent with the pandemic-related downturn that we experienced through most of 2020 and much of 2021.

These results reflect the cyclical fluctuations in business performance that we have experienced over the last several years, further demonstrating our pay for performance culture.

2023 NEO Performance-Based Compensation

The following table shows the compensation paid to each NEO based on ATI’s recent performance.

Named Executive Officer	2023 Base Salary ($)	2023 Annual Performance Plan (APP) ($)	2021-2023 Performance Restricted Share Units($)(1)

Wetherbee	975,000	1,632,945	10,092,022

Fields	730,000	957,214	3,027,539

Newman	630,000	670,853	2,977,162

Davis	515,000	467,585	2,523,006

Harris	500,000	460,061	2,270,697

(1)

Based on ATI’s achievement of specific financial performance goals for the period from January 1, 2021 through December 31, 2023. The amounts shown reflect achievement at 198.5% of target, and a per share value of $42.44 per share, which was the average of the high and low trading prices for one share of our common stock on the NYSE on January 9, 2024.

62	ATI 2024 Proxy Statement	Compensation Discussion and Analysis 6. Total Realized Compensation

6.	TOTAL REALIZED COMPENSATION

When making determinations and awards under our incentive plans, the Committee looks to the actual dollar value of awards to be delivered to the NEOs in any given year, as illustrated by the Total Realized Compensation figures below.

2017-2023 Total Realized Compensation as % of Target

2023 Target Compensation Comparison to Total Realized Compensation

Named Executive Officer	2023 Target Compensation	2023 Total Realized Compensation	% of Target Realized

Wetherbee	$6,193,000	16,011,464	258%

Fields	$3,235,000	5,987,334	185%

Newman	$2,520,000	5,447,979	216%

Davis	$1,905,500	4,146,311	218%

Harris	$1,850,000	4,111,809	222%

Total Realized Compensation is calculated as follows:

Compensation Discussion and Analysis 7. Other Compensation Practices and Policies	ATI 2024 Proxy Statement	63

7.	OTHER COMPENSATION PRACTICES AND POLICIES

Stock Ownership Guidelines

The Company maintains the following robust stock ownership guidelines for its executives, including the NEOs. These guidelines are designed to further link these executives’ interests with the interests of stockholders generally:

Executives are required to retain 50% of the after-tax value of shares issued upon the vesting of equity awards until the ownership requirement is satisfied.

Each executive subject to the guidelines had until the later of February 25, 2021 or five years from the date of his or her promotion to one of the designated positions, as the case may be, to meet the guideline applicable to his/ her position. Accordingly, our CEO and each other NEO currently meets his or her ownership obligations under the guidelines.

NEO Stock Ownership Guidelines Compliance

* Reflects March 18, 2024 closing price for ATI common stock on the NYSE of $47.87 per share.

No Hedging or Pledging of Stock

ATI policy prohibits directors, officers and key employees from engaging in publicly traded options and hedging transactions with regard to ATI securities. ATI policies also prohibit our officers and directors from pledging ATI stock to secure personal loans.

Adherence to Ethical Standards; Clawback Policy

Incentive awards (paid in cash or equity) are conditioned on adherence to the Company’s Corporate Guidelines for Business Conduct and Ethics, which are published on our website ATImaterials.com. We have clawback provisions that provide for the return of compensation to the extent that information used to calculate achievement of earnings or other performance measures is subsequently determined to be materially incorrect (including but not limited to circumstances under which any such inaccuracy results in a financial restatement). Additionally, in 2023 we adopted ATI’s Executive Compensation Recovery Policy, which provides for the recovery of any erroneously awarded incentive-based compensation from our NEOs and certain other senior executives in the event of a financial restatement due to material non compliance with financial reporting requirements, in compliance with applicable SEC and NYSE rules.

64	ATI 2024 Proxy Statement	Compensation Discussion and Analysis 7. Other Compensation Practices and Policies

Employment Agreements; Change in Control Agreements

ATI does not have any employment agreements with its NEOs.

The Company has change in control agreements with each NEO and certain other executives that provide for severance payments to each such executive in the event he or she is terminated from his or her position in connection with a change in control, as defined in and provided by the agreements. These change in control agreements do not include an excise tax gross-up provision. The change in control agreements are intended to better enable ATI to retain the NEOs in the event that it is the subject of a potential change in control transaction. Based on past advice from its compensation consultant, the Committee believes that the potential payments under these agreements are, individually and in the aggregate, in line with competitive practices.

For a more detailed discussion of these agreements, see the “Employment and Change in Control Agreements” section of this Proxy Statement.

Pension and Retirement Plans

ATI maintains qualified defined benefit pension plans, which have a number of benefit formulas that apply separately to various groups of employees and retirees. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in collectively bargained employment arrangements. Also, effective December 31, 2014, the Company froze the defined benefit-type non-qualified deferred compensation plans in which salaried employees participate, which includes the defined benefit portion of the ATI Benefit Restoration Plan in which Mr. Wetherbee participates. The Company continues to sponsor a qualified defined contribution plan and a non-qualified defined contribution restoration plan aimed at restoring the effects of limitations on defined contribution accruals imposed by the U.S. Internal Revenue Code (the “Code”). For more information regarding the pension plans, see the Pension Benefits table and accompanying narrative.

Perquisites

ATI does not generally provide our executives with perquisites, such as the personal use of corporate aircraft without reimbursement to the Company, payment of club membership dues or tax reimbursement arrangements. ATI does provide a parking benefit to the NEOs who work at corporate headquarters on the same terms as provided to a broader group of corporate employees.

COMPENSATION COMMITTEE REPORT

The Compensation and Leadership Development Committee (referred to in this Report as the “Committee”) has reviewed and discussed the preceding Compensation Discussion and Analysis with Company management. Based on this review and discussion, the Committee recommends to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s 2024 Proxy Statement. The Committee furnishes this Report for inclusion in the 2024 Proxy Statement and recommends its inclusion in ATI’s Annual Report on Form 10-K.

Submitted by:

COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE,

Members:

Carolyn Corvi, Chair

Leroy M. Ball, Jr.

J. Brett Harvey

David P. Hess

Compensation Discussion and Analysis Summary Compensation Table for 2023	ATI 2024 Proxy Statement	65

SUMMARY COMPENSATION TABLE FOR 2023

The following Summary Compensation Table sets forth information about the compensation paid by the Company to the Chief Executive Officer, the Chief Financial Officer, and each of the other three most highly compensated executives who were serving as executive officers as of December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($))	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Robert S. Wetherbee	2023	973,077	—	4,774,796	1,632,945	17,259	272,477	7,670,554
Board Chair and	2022	925,000	—	7,555,702	2,254,687	—	272,218	11,007,607
CEO	2021	907,211	—	4,428,259	2,040,319	—	214,556	7,590,345
Kimberly A. Fields	2023	726,538	—	2,118,819	957,214	—	164,416	3,966,987
President and	2022	657,692	—	3,524,889	1,282,500	—	173,875	5,638,956
COO	2021	587,692	—	1,503,677	845,922	—	131,098	3,068,389
Donald P. Newman	2023	628,846	—	1,654,456	670,853	—	130,998	3,085,153
EVP, Finance and CFO	2022 2021	599,615 578,654	116,667 116,668	2,908,431 1,481,553	930,603 832,891	— —	142,506 139,144	4,697,822 3,148,910
Elliot S. Davis	2023	514,423	—	1,229,507	467,585	—	103,278	2,314,793
Senior Legal	2022	500,000	—	2,304,016	682,500	—	96,809	3,583,325
Advisor	2021	490,385	—	1,282,264	603,610	—	34,614	2,410,873
Timothy J. Harris	2023	498,846	—	1,193,696	460,061	—	91,877	2,244,480
SVP and CDIO	2022	469,231	—	2,232,156	633,931	—	83,733	3,419,051
	2021	440,885	—	1,171,539	545,839	—	25,835	2,184,098

(1)

Stock Awards: The values in this column are based on the aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of awards made under the Company’s LTIP in 2023. Regular 2023 LTIP awards for our NEOs were comprised 70% of PSUs and 30% of time-vested RSUs. The PSUs vest based on the Company’s relative TSR over a three-year performance period relative to that of a predetermined peer group. The RSUs vest over three years based on employment service, with one-third of the award vesting on each of the first, second and third anniversaries of the grant date. Grant date fair values of the awards are calculated based on the expected outcome of the related performance conditions to which the awards are subject, as applicable. If maximum performance were to be achieved, the 2023 amounts (including both RSUs and PSUs) for each NEO would be as follows: Mr. Wetherbee, $8,349,605; Ms. Fields, $3,705,145; Mr. Newman, $2,893,120; Mr. Davis, $2,150,024; and Mr. Harris, $2,087,417. Fair values for the PSU awards at target were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the PSU performance measurement period. The per share fair value of PSU awards made to the NEOs in 2023 was $37.74. The fair value of nonvested restricted stock unit awards, or RSUs, are measured based on the stock price at the grant date. For the 2023 RSU awards under the LTIP, the values were calculated using the average of the high and low trading prices of the Company’s common stock on the date of grant (January 3, 2023), which was $29.56. See Note 16 to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for further information.

(2)	Non-equity Incentive Plan Compensation: Consists of performance-based (and not discretionary) cash awards paid under the 2023 APP.

(3)

Changes in Pension Value and Non-Qualified Deferred Compensation Earnings: The amounts reflect the actuarial change in the present value of the NEO’s benefits under all defined benefit pension plans established by the Company, determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in contractual employment arrangements. Also effective December 31, 2014, the Company froze the defined benefit-type non-qualified deferred compensation plans in which salaried employees participate, which includes the defined benefit portion of the ATI Benefit Restoration Plan in which Mr. Wetherbee participated. ATI Pension Plan 2, in which Mr. Wetherbee participated, was terminated effective December 31, 2022. In connection with the termination, Mr. Wetherbee elected to receive a lump sum benefit that was paid to him in 2023. See “Pension Benefits” for 2023 on page 69 of this Proxy Statement for more information.

(4)

All Other Compensation: The values of any perquisites are calculated based on the aggregate incremental cost to the Company. The Company does not provide perquisites or personal benefits such as air travel or club memberships, or tax reimbursements relating to perquisites or personal benefits. Please see the All Other Compensation Table for 2023 that follows for additional information.

66	ATI 2024 Proxy Statement	Compensation Discussion and Analysis Summary Compensation Table for 2023

All Other Compensation for 2023

Amounts in the “All Other Compensation Column” include the following:

Name	Nonqualified Defined Contribution Plans ($)(1)	Contributions made by the Company to 401(k) and Other Defined Contribution Plans ($)	Insurance Premiums ($)	Other ($)	Total ($)

Robert S. Wetherbee	231,821	26,400	14,256	—	272,477

Kimberly A. Fields	134,323	26,400	3,505	188	164,416

Donald P. Newman	98,356	26,400	5,934	308	130,998

Elliot S. Davis	69,354	26,400	7,524	—	103,278

Timothy J. Harris	64,222	26,400	996	258	91,877

(1)

Amounts relate to the Defined Contribution Restoration Plan. Under the Defined Contribution Restoration Plan, the Company supplements payments received by participants under the Company’s defined contribution plan by accruing benefits on behalf of participants in amounts that are equivalent to the portion of the formula contributions or benefits that cannot be made under such plan due to limitations imposed by the Code. See also the narrative discussion preceding the Non-Qualified Deferred Compensation Table.

Compensation Discussion and Analysis Grants of Plan-Based Awards for 2023	ATI 2024 Proxy Statement	67

GRANTS OF PLAN-BASED AWARDS FOR 2023

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards:	All Other Option Awards: Number	Exercise Or Base	Grant Date Fair Value of
Name	Description(1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	Number of Shares of Stock (#)	of Securities Underlying Options (#)	Price of Option Awards ($/sh)	Plan-Based Equity Awards ($)(2)

Wetherbee	APP		609,375	1,218,750	2,437,500

	RSU	1/3/2023							40,595			1,199,988

	PSU	1/3/2023				47,361	94,722	189,444				3,574,808

	Total		609,375	1,218,750	2,437,500	47,361	94,722	189,444	40,595			4,774,796

Fields	APP		355,000	710,000	1,420,000

	RSU	1/3/2023							18,014			532,494

	PSU	1/3/2023				21,017	42,033	84,066				1,586,325

	Total		355,000	710,000	1,420,000	21,017	42,033	84,066	18,014			2,118,819

Newman	APP		252,000	504,000	1,008,000

	RSU	1/3/2023							14,066			415,791

	PSU	1/3/2023				16,411	32,821	65,642				1,238,665

	Total		252,000	504,000	1,008,000	16,411	32,821	65,642	14,066			1,654,456

Davis	APP		180,250	360,500	721,000

	RSU	1/3/2023							10,453			308,991

	PSU	1/3/2023				12,196	24,391	48,782				920,516

	Total		180,250	360,500	721,000	12,196	24,391	48,782	10,453			1,229,507

Harris	APP		175,000	350,000	700,000

	RSU	1/3/2023							10,148			299,975

	PSU	1/3/2023				11,841	23,681	47,362				893,721

	Total		173,500	346,500	693,000	11,841	23,681	47,362	10,148			1,193,696

(1)	Represents the Company’s Annual Performance Plan and Long-Term Incentive Plan, consisting of PSUs and RSUs.

(2)

The values in this column are based on the aggregate grant date fair value of awards determined in accordance with FASB ASC Topic 718 and correspond to the aggregate values disclosed in the “Stock Awards” column in the Summary Compensation Table.

68	ATI 2024 Proxy Statement	Compensation Discussion and Analysis Outstanding Equity Awards at Fiscal-Year End for 2023

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR 2023

		Stock Awards(1)
Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(3)
Wetherbee	1/4/2021	39,932	1,815,708
	1/4/2021			119,796	(4)	5,447,124
	1/4/2022	63,739	2,898,212
	1/4/2022			143,412	(5)	6,520,944
	1/4/2022			128,205	(6)	5,829,481
	1/3/2023	40,595	1,845,855
	1/3/2023			94,722	(7)	4,307,009
		144,266	6,559,775	486,135		22,104,558
Fields	1/4/2021	15,473	703,557
	1/4/2021			35,938	(4)	1,634,101
	1/4/2022	26,292	1,195,497
	1/4/2022			59,157	(5)	2,689,869
	1/4/2022			71,795	(6)	3,264,519
	1/3/2023	18,014	819,097
	1/3/2023			42,033	(7)	1,911,241
		59,779	2,718,151	208,923		9,499,730
Newman	1/4/2021	15,274	694,509
	1/4/2021			35,340	(4)	1,606,910
	1/4/2022	21,033	956,371
	1/4/2022			47,325	(5)	2,151,868
	1/4/2022			61,538	(6)	2,798,133
	1/3/2023	14,066	639,581
	1/3/2023			32,821	(7)	1,492,371
		50,373	2,290,461	177,024		8,049,282
Davis	1/4/2021	13,477	612,799
	1/4/2021			29,949	(4)	1,361,781
	1/4/2022	15,935	724,564
	1/4/2022			35,853	(5)	1,630,236
	1/4/2022			51,282	(6)	2,331,793
	1/3/2023	10,453	475,298
	1/3/2023			24,391	(7)	1,109,059
		39,865	1,812,661	141,475		6,432,869
Harris	1/4/2021	12,479	567,420
	1/4/2021			26,954	(4)	1,225,598
	1/4/2022	14,978	681,050
	1/4/2022			33,701	(5)	1,532,384
	1/4/2022			51,282	(6)	2,331,793
	1/3/2023	10,148	461,430
	1/3/2023			23,681	(7)	1,076,775
		37,605	1,709,900	135,618		6,166,550

(1)

This table relates to awards under the current LTIP, including (a) time-vested RSUs granted in 2021, 2022 and 2023, which vest ratably in one-third increments over a three-year period, (b) performance-vested awards, or PSUs, for the performance measurement periods ending in 2024 and 2025, and (c) a one-time grant of performance-vested Breakout Performance Plan awards, or BPUs, for the measurement period ending in 2025. PSUs for the performance period ended December 31, 2023 were settled during the first quarter of 2024 but vested as of December 31, 2023 and, therefore, are not shown as outstanding on this table on this table.

(2)	The number of shares reported in this column represents the number of shares payable pursuant to the time-vested RSUs granted in 2021, 2022 and 2023.

(3)	Amounts were calculated using $45.47 per share, the closing price of Company Common Stock at December 31, 2023.

(4)

Consists of target PSUs granted under the LTIP in 2021. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the 2021 PSU grants are met at the end of the applicable three-year performance measurement period.

(5)

Consists of target PSUs granted under the LTIP in 2022. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the 2022 PSU grants are met at the end of the applicable three-year performance measurement period.

(6)

Consists of target BPUs granted under the LTIP in 2022. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the 2022 BPUs grants are met at the end of the applicable four-year performance measurement period.

(7)

Consists of target PSUs granted under the LTIP in 2023. The number of shares reported represents the number of shares that would be awarded if all applicable performance measures under the 2023 PSU grants are met at the end of the applicable three-year performance measurement period.

The Company does not issue stock option awards and has not issued stock options to its employees since 2003.

Compensation Discussion and Analysis Option Exercises and Stock Vested for 2023	ATI 2024 Proxy Statement	69

OPTION EXERCISES AND STOCK VESTED FOR 2023

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)

Wetherbee	330,172	13,132,965

Fields	105,615	4,139,165

Newman	102,011	4,017,282

Davis	86,037	3,391,652

Harris	77,793	3,061,026

(1)

Consists of: (a) 237,795 shares, 70,150 shares, 59,449 shares and 53,504 shares awarded to Messrs. Wetherbee, Newman, Davis and Harris, respectively, and 71,337 shares awarded to Ms. Fields pursuant to their 2021 PSU awards, based on payout at 198.5% of their respective target awards; (b) 20,576 shares, 6,070 shares, 5,144 shares and 4,321 shares that vested for Messrs. Wetherbee, Newman, Davis and Harris, respectively, and 5,658 shares that vested for Ms. Fields, on the third anniversary of the grant date for the RSUs granted to each of them in 2020, (c) 39,932 shares, 15,274 shares, 13,477 shares and 12,479 shares that vested for Messrs. Wetherbee, Newman, Davis and Harris, respectively, and 15,474 shares that vested for Ms. Fields, on the second anniversary of the grant date for the RSUs granted to each of them in 2021 and (d) 31,869 shares, 10,517 shares, 7,967 shares and 7,489 shares that vested for Messrs. Wetherbee, Newman, Davis and Harris, respectively, and 13,146 shares that vested for Ms. Fields, on the first anniversary of the grant date for the RSUs granted to each of them in 2023.

(2)

Amounts were calculated using: (a) $42.44 per share, which was the average of the high and low trading prices of the Company’s common stock on the NYSE on January 4, 2024, with respect to the 2021 PSUs; (b) $39.51 per share, which was the average of the high and low trading prices of the Company’s common stock on the NYSE on February 24, 2023, with respect to the 2020 RSU shares; (c) $31.03 per share, which was the average of the high and low trading prices of the Company’s common stock on the NYSE on January 4, 2023, with respect to the 2021 RSU shares and the 2022 RSU shares.

The Company does not issue stock option awards and has not issued stock options to its employees since 2003.

PENSION BENEFITS FOR 2023

Name(1)	Plan Name	Years of Credited Service (#)(2)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Wetherbee	ATI Pension Plan 2	3	—	119,888

	ATI Non-Qualified Benefit Restoration Plan	3	153,163	—

Fields	N/A	—	—	—

Newman	N/A	—	—	—

Davis	N/A	—	—	—

Harris	N/A	—	—	—

(1)	Messrs. Davis, Newman and Harris and Ms. Fields do not participate in any defined benefit plans.

(2)	Years of credited service reflect the number of years of service used for determining benefits for Mr. Wetherbee during his participation under the respective plans.
(3)

ATI Pension Plan 2, in which Mr. Wetherbee participated, was terminated effective December 31, 2022. In connection with the termination, Mr. Wetherbee elected to receive a lump sum benefit that was paid to him in 2023. See “Pension Benefits” for 2023 on page 69 of this Proxy Statement for more information.

70	ATI 2024 Proxy Statement	Compensation Discussion and Analysis Non-Qualified Deferred Compensation for 2023

Plan	Benefit Formulas and Retirement Information

ATI Pension Plan

Qualified defined benefit plan

The Allegheny Technologies Incorporated Pension Plan (“ATI Pension Plan”) is the result of the mergers of several plans previously sponsored by:

◆  Allegheny Ludlum
Corporation (“Allegheny Ludlum”), and

◆  Teledyne Inc. (“TDY”)

Effective December 31, 2014, the Company froze future benefit accruals under the ATI Pension Plan for all participating employees other than those with collectively-bargained employment arrangements.

The ATI Pension Plan has a number of benefit formulas that apply separately to various groups of employees and retirees, generally, by work location and job classification. A principal determinant of which formula applied prior to December 31, 2014 (the date at which the Company froze all remaining future benefit accruals) is whether the employee was employed by TDY at the time the respective companies became members of the controlled group that includes the Company.

Allegheny Ludlum ceased pension accruals under its pension formula in 1988, except for employees who then met certain age and service criteria, which subsequently were frozen on December 31, 2014.

Each formula for Allegheny Ludlum and TDY multiplies years of service by compensation and then by a factor to produce a benefit amount payable as a straight life annuity. That benefit amount is reduced with respect to Social Security amounts payable to determine the annuity amount payable. Participants can choose alternate benefit forms, including survivor benefits. The Allegheny Ludlum and TDY definitions of service and compensation differ somewhat, as do the factors used in the respective formulas.

ATI Pension Plan 2 Qualified defined benefit plan The ATI Pension Plan 2 was a qualified defined benefit plan to which certain former participants in the ATI Pension Plan were transferred.	As part of the Company’s ongoing pension liability management efforts, certain employees who participated in the ATI Pension Plan but were no longer accruing benefits thereunder were transferred, most recently as of December 31, 2021, to a new qualified defined benefit plan, the ATI Pension Plan 2, with terms and conditions substantially the same as the ATI Pension Plan. Consequently, Mr. Wetherbee’s pension benefit was included in the ATI Pension Plan 2. His pension benefit formula includes a period of service with TDY. The ATI Pension Plan 2 was terminated effective December 31, 2022 and its assets liquidated during 2023, in connection with which, Mr. Wetherbee elected to receive a lump sum benefit.

ATI Benefit Restoration Plan

Non-Qualified benefit plan

Effective December 31, 2014, the Company froze future benefit accruals under the defined benefit portion of the ATI Benefit Restoration Plan, in which Mr. Wetherbee participated.

Under the non-qualified ATI Benefit Restoration Plan, the Company accrues benefits for the NEOs that restore to eligible NEOs the amounts that cannot be paid to them under the terms of the Company’s defined contribution plans or the defined benefit plan (the ATI Pension Plan), in either case due to the limitations set forth in the Code. All NEOs are eligible to participate in the ATI Benefit Restoration Plan to the extent of benefits that cannot be accrued under the defined contribution plan in which the respective NEO participates.

Distributions under the ATI Benefit Restoration Plan are available only at the times and in the same forms as under the ATI Pension Plan, subject to payment delays to comply with Section 409A of the Code.

NON-QUALIFIED DEFERRED COMPENSATION FOR 2023

Name	Registrant Contributions In Last FY ($)(1)	Aggregate Earnings In Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)

Wetherbee	231,821	20,864	—	933,416

Fields	134,323	6,591	—	316,366

Newman	98,356	4,416	—	216,902

Davis	69,354	15,418	—	667,952

Harris	64,222	3,211	—	157,675

(1)

Reflects contributions made pursuant to the non-qualified defined contribution portion of the ATI Non-Qualified Benefit Restoration Plan. Under the terms of the plan, the participants do not contribute; only the Company contributes to the plan on the participants’ behalf. These amounts are included in the “All Other Compensation” column of the Summary Compensation Table for 2023.

(2)

Aggregate earnings for the ATI Non-Qualified Benefit Restoration Plan are calculated on a daily basis, including current year contributions, multiplied by the interest rate on the Fixed Income Fund investment option in the Company’s qualified defined contribution plan.

Compensation Discussion and Analysis Employment and Change in Control Agreements	ATI 2024 Proxy Statement	71

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Employment Agreements

ATI does not have any employment agreements with its NEOs.

Change in Control Agreements

The Company has agreements with each NEO and certain other key employees to assure that it will have the continued support of the executive and the availability of the executive’s advice and counsel notwithstanding the possibility, threat or occurrence of a change in control. All members of the management Executive Council and certain other key members of the Company’s leadership have change in control agreements, none of which include any excise tax gross-up provision.

Under the agreements, a “change in control” is defined as:

◆   an acquisition by any individual, entity or group (a “Person”) of beneficial ownership of 20% or more of either (1) the then outstanding shares of common stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors;

◆   the completion of a tender offer pursuant to which 20% or more of the voting power of Company stock has been acquired, subject to limited exceptions;

◆   a change in the composition of the Board such that the individuals who constitute the Board cease for any reason to constitute at least a majority of the Board, subject to limited exceptions for directors who are appointed or nominated by the incumbent Board;

◆   the occurrence of a successful solicitation electing or removing 50% of the members of the Board or the Board consisting less than 51% of continuing directors;

◆   the occurrence of a merger, consolidation, sale or similar business combination transaction, unless:

– the existing beneficial owners of the Company’s outstanding stock immediately prior to the transaction continue to hold more than 50% of the equity and voting power of the resulting entity,

–  no person beneficially owns 20% or more of the outstanding equity of the resulting entity, except to the extent that such ownership existed prior to the transaction, and

–  at least a majority of the members of the board of directors (or, for a noncorporate entity, equivalent body or committee) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

–  approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

In general, the agreements provide for the payment of severance benefits if a change in control occurs and, within 24 months after the change in control, either:

◆

the Company terminates the executive’s employment without “cause,” which is defined to mean a felony conviction or plea of guilty to a charge of commission of a felony, breach of fiduciary duty owed to the Company involving personal profit, willful engaging by the executive in gross misconduct that is materially and demonstrably injurious to the Company, or intentional continued failure to perform stated duties after 30 days’ notice to cure; or

the executive terminates employment with the Company for “good reason,” which is defined to mean:

◆   a material diminution of duties, responsibilities or status or the assignment of duties inconsistent with position;

◆   relocation more than 35 miles from principal job location;

◆   reduction in annual salary or material reduction in other compensation or benefits;

◆   failure by the Company to cause a successor to assume and agree to perform the Company’s obligations under the agreement;

◆   material diminution in the budget over which the Executive retains authority; or

◆   purported termination other than as expressly permitted in the agreement.

An executive officer entitled to severance benefits under a change in control agreement will be paid a lump sum cash payment generally within thirty days of the date of termination (except to the extent of compensation that is deemed to be “deferred compensation” under Section 409A of the Internal Revenue Code) equal to the sum of:

◆

base severance consisting of base salary (based on the highest annual rate of base salary of the executive as in effect within two years prior to either his or her termination or the effective date of the change in control) plus annual cash incentive (at the greater of target for the year in which the change in control occurs or the actual amount paid for the year prior to the year in which the change in control occurs) times a multiple (which is 2.99x for Mr. Wetherbee and 2x for Ms. Fields and Messrs. Newman, Davis and Harris);

72	ATI 2024 Proxy Statement	Compensation Discussion and Analysis Employment and Change in Control Agreements

◆

aggregate amounts accrued through the date of termination (including but not limited to accrued but unpaid salary or cash incentive compensation and amounts accrued under any qualified, non-qualified or supplemental employee benefit plan); and

◆	prorated annual incentive for the then uncompleted year measured at the greater of target or the level of performance achieved through the date of termination projected through the end of the year.

He or she will also be provided:

◆

an additional lump sum payment equal to the incremental cost to the executive to maintain continued health and welfare coverage for the executive and, if applicable, his or her eligible dependents, under the Company’s group health plan(s) for a period of 36 months;

◆	reimbursement for outplacement services up to $25,000 for Mr. Wetherbee and $15,000 for Ms. Fields and for Messrs. Newman, Davis and Harris; and

◆

for Mr. Wetherbee, credited service and full vesting under certain legacy supplemental pension plans in which he participates (and which were closed to new participants prior to the time that Ms. Fields and Messrs. Newman, Davis and Harris joined the Company).

The agreements have a term of three years, which three-year term will continue to be extended until either party gives written notice that it no longer wants to continue to extend the term. If a change in control occurs during the term, the agreements will remain in effect for the longer of three years or until all obligations of the Company under the agreements have been fulfilled.

The Compensation and Leadership Development Committee has reviewed the change in control valuation, as well as the purposes and effects of the agreements, and determined that it is in the Company’s best interests to retain the change in control agreements on their terms and conditions.

Compensation Discussion and Analysis Potential Payments Upon Termination	ATI 2024 Proxy Statement	73

POTENTIAL PAYMENTS UPON TERMINATION

The tables below reflect estimates of the amount of compensation in addition to the amounts shown in the compensation tables payable to each NEO in the event of termination of such executive’s employment by reason of retirement, death or disability, or within 24 months following a change in control to the extent such termination is without cause or the result of the executive’s resignation for good reason. The amounts shown assume that such termination was effective as of December 31, 2023. The closing price of Company Common Stock on the NYSE on that date was $45.47. The amounts shown are estimates of the amounts that would be paid out to the executives upon their termination under the circumstances specified. For purposes of the tables, calculations are based on the greater of the target award or the value earned for actual performance against the preset performance goals thorough the assumed date of termination. The actual amounts payable can only be determined at the time of such executive’s separation from the Company.

Payments Made Upon Termination

Regardless of the manner in which a NEO’s employment terminates, he or she may be entitled to receive amounts earned during his or her term of employment. Such amounts include:

◆	non-equity incentive compensation earned during the fiscal year;

◆	amounts contributed under the savings portion of the defined contribution plan and the Benefit Restoration Plan;

◆	unused vacation pay; and

◆	amounts accrued and vested through the ATI Pension Plan.

Payments Made Upon Retirement

In the event of the retirement of a NEO, in addition to the items identified above, he or she will be entitled (subject to the Company’s consent for certain amounts) to receive a prorated share of his or her outstanding equity awards when the shares subject to such awards would otherwise have become payable as a result of the passage of time or the achievement of the applicable performance criteria.

Consent of the Company is required for payments of awards under the long-term compensation plans upon retirement as described.

Payments Made Upon Death or Disability

In the event of the death or disability of a NEO, in addition to the benefits listed under the headings “Payments Made Upon Termination” above, the NEO will be entitled to receive his or her outstanding equity awards and may receive benefits under the Company’s disability plan or payments under the Company’s life insurance plan, as appropriate, each as generally available to all salaried employees.

74	ATI 2024 Proxy Statement	Compensation Discussion and Analysis Potential Payments Upon Termination

Payments Made Upon a Change in Control

The Company is a party to a change in control severance agreement with each NEO that provides the NEO with payments in the event his or her employment is terminated by the Company for reasons other than cause or by the NEO for good reason (defined to include changes such as diminishment of pay, benefits, title or job responsibilities or transfer from the home office) within 24 months after a change in control. See the information under the caption “Employment and Change in Control Agreements” for definitions.

The tables below illustrate the amount of payments due in various circumstances. As noted, the column “Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/in 24 Months of a Change in Control)” assumes that there was a change in control at the December 31, 2023 closing price of $45.47 per share and all of the NEOs had a triggering event on December 31, 2023 and all cash amounts due, all deferred compensation enhancements, and all potential benefit payments were to be paid in a single lump sum.

Robert S. Wetherbee ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	9,657	0	0

Short-Term Incentive Compensation:

Accrued 2023 APP	0	1,633	0	0

Long-Term Incentive Compensation:

LTIP(2)	2,941	17,388	6,560	6,560

Other Benefits:

Non-qualified defined contribution plan	0	232	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	60	0	0

Outplacement	0	25	0	0

Total	2,941	28,995	6,560	6,560

(1) Includes the sum of Mr. Wetherbee’s base salary rate at December 31, 2023 of $975,000 and $2,254,687 (his actual award under the 2022 APP), times his 2.99x multiple.

(1) Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2021 – 2023 PSUs that vested at a rate of 198.5% of target on December 31, 2022 and the pro-rata portion of remaining PSU awards, including BPUs, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

Compensation Discussion and Analysis Potential Payments Upon Termination	ATI 2024 Proxy Statement	75

Kimberly A. Fields ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	4,065	0	0

Short-Term Incentive Compensation:

Accrued 2023 APP	0	957	0	0

Long-Term Incentive Compensation:

LTIP(2)	1,233	7,319	2,718	2,718

Other Benefits:

Non-qualified defined contribution plan	0	134	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	58	0	0

Outplacement	0	15	0	0

Total	1,233	12,548	2,718	2,718

(1) Includes the sum of Ms. Fields’ base salary rate at December 31, 2023 of $750,000 and $1,282,500 (her actual award under the 2022 APP), times her 2x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2021 – 2023 PSUs that vested at a rate of 198.5% of target on December 31, 2023 and the pro-rata portion of PSU awards, Including BPUs, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

Donald P. Newman ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	3,121	0	0

Short-Term Incentive Compensation:

Accrued 2023 APP	0	671	0	0

Long-Term Incentive Compensation:

LTIP(2)	1,021	5,935	2,290	2,290

Other Benefits:

Non-qualified defined contribution plan	0	98	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	56	0	0

Outplacement	0	15	0	0

Total	1,021	9,896	2,290	2,290

(1) Includes the sum of Mr. Newman’s base salary rate at December 31, 2023 of $630,000 and $930,603 (his actual award under the 2022 APP), times his 2x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2021 – 2023 PSUs that vested at a rate of 198.5% on December 31, 2023 and the pro-rata portion of PSU awards, Including BPUs, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

76	ATI 2024 Proxy Statement	Compensation Discussion and Analysis Potential Payments Upon Termination

Elliot S. Davis ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	2,395	0	0

Short-Term Incentive Compensation:

Accrued 2022 APP	0	468	0	0

Long-Term Incentive Compensation:

LTIP(2)	797	4,552	1,813	1,813

Other Benefits:

Non-qualified defined contribution plan	0	69	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	54	0	0

Outplacement	0	15	0	0

Total	797	7,553	1,813	1,813

(1) Includes the sum of Mr. Davis’s base salary rate at December 31, 2023 of $515,000 and $682,500 (his actual award under the 2022 APP), times his 2x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2020 – 2022 PSUs that vested at a rate of 31.1% of target on December 31, 2022 and the pro-rata portion of remaining PSU awards, Including BPUs, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

Timothy J. Harris ($ in thousands):
Executive Benefit and Payments Upon Separation	Retirement	Involuntary Not for Cause Termination or Good Reason Termination by Executive (w/ in 24 months of Change in Control)	Disability	Death

Base Severance(1):	0	2,268	0	0

Short-Term Incentive Compensation:

Accrued 2023 APP	0	460	0	0

Long-Term Incentive Compensation:

LTIP(2)	755	4,319	1,709	1,709

Other Benefits:

Non-qualified defined contribution plan	0	64	0	0

Non-qualified defined benefit plan	0	0	0	0

Health & Welfare Benefits	0	54	0	0

Outplacement	0	15	0	0

Total	755	7,180	1,709	1,709

(1) Includes the sum of Mr. Harris’s base salary rate at December 31, 2023 of $500,000 and $633,931 (his actual award under the 2022 APP), times his 2x multiple.

(2)  Amounts shown for termination as a result of retirement, disability or death exclude the results of the 2021 – 2023 PSUs that vested at a rate of 198.5% of target on December 31, 2023 and the pro-rata portion of remaining PSU awards, Including BPUs, that may become payable at a future date based on the Company’s actual performance relative to applicable targets.

CEO Pay Ratio	ATI 2024 Proxy Statement	77

CEO PAY RATIO

For 2023, our last completed fiscal year, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 84:1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

We believe the methodology, assumptions and estimates described below to be reasonable given our employee population. The SEC rules grant companies significant flexibility in determining the methodology, assumptions and estimates used to comply with the requirements of this disclosure. As acknowledged by the SEC, this flexibility could reduce the comparability of disclosed pay ratios across companies. Therefore, our pay ratio may not necessarily be representative of or comparable to pay ratios disclosed by other companies in the industry or otherwise.

To identify our median employee and to calculate the annual total compensation of our median employee and that of our CEO, we used the following methodology, assumptions and estimates:

Selection of Determination Date	As permitted under applicable SEC rules, we selected October 1, 2022, as the date on which we would identify the median employee from our adjusted employee population for 2022, and we have elected to use the same median employee for 2023 because we do not believe that there were changes to our employee population or compensation arrangements during 2023 that would significantly change the pay ratio.

Determination of Adjusted Employee Population

As of October 1, 2022, we had a total of 6,593 U.S. and non-U.S. employees. To establish the population for identifying our median employee, we excluded 304 employees who were on either leave or suspended status, as well as 158 employees located in a number of foreign jurisdictions under the 5% de minimis exception as shown in the table below.

Our remaining employee population as of October 1, 2022 consisted of approximately 6,131 employees working either full time or part time in the United States, Poland or China at our parent company and consolidated subsidiaries, including our majority-owned joint venture, STAL.

	Jurisdictions Excluded from Employee Population (number of employees estimated as of October 1, 2022)				Headcount at October 1, 2022 By Region

	United Kingdom	42	Singapore	3
	Germany	66	Taiwan	3
	France	18	Israel	1
	Japan	10	Italy	1
	Korea	6	Spain	2
	India	6

Identification of Median Employee

We compared the cash compensation, including wages, overtime, salary and bonuses, paid during our fiscal year 2022 for each employee who was included in our adjusted employee population as the consistently applied compensation measure used to identify the median employee among those included in the adjusted employee population.

◆   As part of this analysis, we converted the compensation paid to non-U.S. employees from local currency to U.S. dollars using exchange rates in effect on December 31, 2022; and

◆   annualized the compensation of each full-time or part-time employee who was hired in 2022 and included in the adjusted employee population.

Calculation of Annual Total Compensation

◆   We determined the median employee’s 2023 annual total compensation to be $91,795, which is the amount that would have been reported for our median employee in the “Total” column of our 2023 Summary Compensation Table if he had been a Named Executive Officer for fiscal 2023.

◆   We determined the CEO’s 2023 annual total compensation to be $7,670,544, which is the amount reported for Mr. Wetherbee, who served as our CEO throughout 2023, in the “Total” column* of our 2023 Summary Compensation Table.

*See Summary Compensation Table “Total” column (j) on page 65 of this proxy statement.

78	ATI 2024 Proxy Statement	Pay Versus Performance

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation
S-K,
we provide the following disclosure regarding executive compensation and Company performance for the years listed below. For further information concerning ATI’s variable pay-for-performance
philosophy and how ATI aligns executive compensation with its performance, see “Executive Compensation — Compensation Discussion and Analysis.” Our Compensation and Leadership Development Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table total for CEO ($) (1)	Compensation actually paid to CEO ($) (2)	Average Summary Compensation Table total for non-CEO NEOs ($) (3)	Average Compensation actually paid to non-CEO NEOs ($) (4)	Value of initial fixed $100 investment based on:		Net Income ($)	ATI Adjusted EBITDA ($) (7)
					Total share- holder return ($)	Peer group total share-holder return ($) (5)

2023	7,670,554	35,206,270	2,902,853	12,593,071	220.09	174.04	410,800,000	634,600,000

2022	11,007,608	32,090,373	4,410,737	11,733,557	144.53	132.42	323,500,000	612,800,000

2021	7,590,345	6,677,580	2,792,700	2,480,715	77,11	149.62	184,600,000	366,500,000

2020	5,710,651	1,229,666	2,107,531	692,423	81.17	116.49	(1,559,600,000)	196,300,000

(1)
Reflects total compensation for our CEO, Robert S. Wetherbee, who is our “Principal Executive Officer,” as determined in accordance with Item 402(c) of
Regulation S-K
and (“Item 402(c)”) and reflected on the Company’s 2023 Summary Compensation Table as shown on page 65 of this Proxy Statement (the “Summary Compensation Table”) for 2023, 2022, 2021 and 2020 as indicated.

(2)
For a reconciliation of Compensation Actually Paid to Total Compensation as reflected on the Summary Compensation Table for Mr Wetherbee, see the immediately following table under the headings “Compensation Actually Paid to CEO.”

(3)
Reflects the average total compensation for our
non-CEO
NEOs as determined in accordance with Item 402(c) and reflected in the Summary Compensation Table for 2023, 2022, 2021 and 2020 as indicated. Compensation paid to the following executive officers is included in the average amounts shown for each such year:

2023: Kimberly A. Fields, Donald P. Newman, Elliot S. Davis and Timothy J. Harris

2022: Ms. Fields, Messrs. Newman and Davis and Kevin B. Kramer, who ceased to serve as an executive officer of the Company in 2022 and retired in January 2024.

2021: Ms. Fields and Messrs. Newman, Kramer and Davis

2020: Ms. Fields and Messrs. Newman and Kramer, as well as John D. Sims, former Executive Vice President for the Company’s HPMC business who retired in mid-2021
and Patrick J. DeCourcy, former Senior Vice President, Finance and Chief Financial Officer, who retired in January 2020.

(4)
For a reconciliation of average Compensation Actually Paid to average Total Compensation as reflected on the Summary Compensation Table for our non-CEO
NEOs, see the table below under the heading “Compensation Actually Paid to
Non-CEO
NEOs.”

(5)	The peer group used for the purposes of this table is the S&P MidCap 400 Industrials Index.

(6)	The Company Selected Measure for purposes of this table is ATI Adjusted EBITDA.
“Compensation Actually Paid,” as determined under applicable SEC rules, reflects adjusted values for unvested and vested equity awards during the years shown in the table based on year-end
stock prices, various accounting valuation assumptions, and other adjustments. As a result, Compensation Actually Paid fluctuates, potentially significantly, based on changes in our stock price and other assumed values and does not reflect the actual value realized by our CEO or any of our NEOs in connection with the vesting of those awards. The following table sets forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our CEO during each of the years in question:
Compensation Actually Paid to CEO

Year	Amounts Reflected in Summary Compensation Table ($)			YE Fair Value of Equity Compensation granted in Current Year ($) (4)	Change in CY Fair Value of Unvested Prior Year Equity Awards ($) (5)	Change in CY Fair Value of Equity Awards Vesting in CY ($) (5)	Compensation Actually Paid ($)
	Total Compensation (1)	Pension Value (2)	Equity Value (3)

2023	7,670,554	(17,259)	(4,774,796)	8,913,063	13,040,130	10,374,578	35,206,270

2022	11,007,608	—	(7,555,702)	18,204,232	8,330,568	2,103,668	32,090,373

2021	7,590,345	—	(4,428,259)	3,040,422	(43,181)	518,253	6,677,580

2020	5,710,651	(45,679)	(4,128,163)	1,035,179	(1,234,013)	(108,309)	1,229,666

(1)	As determined in accordance with Item 402(c) and reflected on the Summary Compensation Table.

(2)
Amount shown for 2020 reflects the actuarial change in the present value of Mr. Wetherbee’s benefits under all defined benefit pension plans established by the Company, determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in contractual employment arrangements. Also effective December 31, 2014, the Company froze the defined benefit-type non-qualified
deferred compensation plans in which salaried employees participate, including the defined benefit portion of the ATI Benefit Restoration Plan in which Mr. Wetherbee participates. In 2020, the discount rate used was 2.6% and had the effect of increasing the pension benefit to Mr. Wetherbee.

(3)
Aggregate grant date fair value, determined in accordance with FASB ASC Topic 718, of awards made to Mr. Wetherbee under the Company’s LTIP in 2023, 2022, 2021 and 2020 as indicated. Grant date fair values for RSUs granted in each such year are based on the average of the high and low trading prices for a share of ATI stock on the applicable grant date. Grant date fair values for PSUs granted in each such year, including BPUs, were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the applicable PSU performance measurement periods.

Pay Versus Performance	ATI 2024 Proxy Statement	79

(4)
Aggregate
year-end
2023, 2022, 2021 and 2020 (as applicable) fair value of the awards described in footnote (3) above.
Year-end
fair values for RSUs granted in each such year are based on the average of the high and low trading prices for a share of ATI stock on the last trading day of the applicable year.
Year-end
fair values for PSUs granted in each such year, including BPUs, were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the applicable PSU performance measurement periods.

(5)	Changes in fair value determined by comparing fair values determined in the manner described above with comparable prior year values.
The following table sets forth the adjustments made during each year represented in the Pay Versus Performance Table to arrive at compensation “actually paid” to our non-CEO
NEOs during each of the years in question:
Compensation Actually Paid to
Non-CEO
NEOs

Year	Amounts Reflected in Summary Compensation Table ($)			YE Fair Value of Equity Compensation granted in Current Year ($) (4)	Change in CY Fair Value of Unvested Prior Year Equity Awards ($) (5)	Change in CY Fair Value of Equity Awards Vesting in CY ($) (5)	Prior Year-End Fair Value of Equity Awards Forfeited in CY ($) (6)	Compensation Actually Paid ($)
	Total Compensation (1)	Pension Value (2)	Equity Value (3)

2023	2,902,853	—	(1,549,120)	2,776,371	5,712,179	2,750,786	—	12,593,071

2022	4,410,737	—	(2,766,323)	6,781,978	2,710,245	596,920	—	11,733,557

2021	2,792,700	—	(1,392,976)	1,003,087	(12,807)	90,710	—	2,480,715

2020	2,107,531	(161,741)	(1,108,151)	393,196	(387,167)	(86,442)	(64,803)	692,423

(1)	As determined in accordance with Item 402(c) and reflected on the Summary Compensation Table

(2)
Amount shown for 2020 reflects the actuarial change in the present value of benefits for Mr. Sims, who retired in 2021, under all defined benefit pension plans established by the Company, determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. Effective December 31, 2014, the Company froze future benefit accruals in the ATI Pension Plan for all participating employees other than those in contractual employment arrangements. Also effective December 31, 2014, the Company froze the defined benefit-type non-qualified
deferred compensation plans in which salaried employees participate, including the defined benefit portion of the ATI Benefit Restoration Plan in which Mr. Sims participated. In 2020, the discount rate used was 2.6% and had the effect of increasing the pension benefit to Mr. Sims.

(3)
Average grant date fair value, determined in accordance with FASB ASC Topic 718, of awards made to NEOs under the Company’s LTIP in 2022, 2021 and 2020 as indicated. Grant date fair values for RSUs granted in each such year are based on the average of the high and low trading prices for a share of ATI stock on the applicable grant date. Grant date fair values for PSUs granted in each such year, including BPUs, were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the applicable PSU performance measurement periods.

(4)
Average
year-end
2023, 2022, 2021 and 2020 (as applicable) fair value of the awards described in footnote (3) above.
Year-end
fair values for RSUs granted in each such year are based on the average of the high and low trading prices for a share of ATI stock on the last trading day of the applicable year.
Year-end
fair values for PSUs granted in each such year, including BPUs, were estimated using Monte Carlo simulations of stock price correlation, projected dividend yields and other variables over three-year time horizons matching the applicable PSU performance measurement periods.

(5)	Changes in fair value determined by comparing fair values determined in the manner described above with comparable prior year values.

(6)	Includes amounts forfeited by Mr. DeCourcy in connection with his retirement.
Relationship Between Pay and Performance
The following graphs show the relationship between “Compensation Actually Paid” to our CEO and other named executive officers in 2020, 2021, 2022 and 2023 to:

◆	Our Company Selected Performance Measure : ATI’s Adjusted EBITDA; and

◆	Net Income : ATI’s net income (loss) for the periods shown; and

◆	Relative TSR : ATI’s TSR and that of the S&P MidCap 400 Industrials Index.

80	ATI 2024 Proxy Statement	Pay Versus Performance

2023 Performance Measures
For 2023, the performance measures listed below were identified as the most important to ATI’s compensation-setting process for named executive officers. The importance of EBITDA and cash flow is reflected in our use of these measures when setting performance standards applicable to annual short-term incentive program, while the importance of both relative and absolute TSR are reflected in the performance criteria established for our longer-term, performance vested equity awards.

Performance Measures:	Other Factors We Consider:

Net Income Adjusted EBITDA Operating Cash Flow Free Cash Flow Relative Total Shareholder Return Absolute Total Shareholder Return
As discussed in greater detail in the “Compensation Discussion and Analysis” portion of this Proxy Statement, in addition to the performance measures listed here, our Compensation and Leadership Development Committee considers a range of factors in determining compensation, including among others: compensation levels among our benchmarking peer group; shareholder feedback; the advice of our independent compensation consultants and other advisors; our effectiveness in attracting and retaining the talent necessary to pursue our strategic goals; and the Committee’s overall evaluation of the individual performance of our CEO and each NEO, both in general and relative to their individual strategic goals for the year.

Reconciliations of Adjusted EBITDA to Net Income (Loss) Attributable to ATI (the most directly comparable GAAP measure) are provided (a) for 2023 on page 37 of our Annual Report on Form
10-K
for the year ended December 31, 2023, which we filed with the SEC on February 23, 2024, (b) for 2022 and 2021, on page 32 of our Annual Report on Form
10-K
for the year ended December 31, 2022, which we filed with the SEC on February 24, 2023 and (b) for 2020, on page 37 of our Annual Report on Form
10-K
for the year ended December 31, 2020, which we filed with the SEC on February 26, 2021.

Item 3: Ratification of the Selection of Independent Auditors Audit Committee Pre-Approval Policy	ATI 2024 Proxy Statement	81

Item 3: Ratification of the

Selection of Independent Auditors

Ernst & Young LLP (“Ernst & Young”) serves as our independent registered public accounting firm (the “independent auditors”). They have unrestricted access to the Audit and Risk Committee to discuss audit findings and other financial matters. The Audit and Risk Committee of the Board of Directors believes that Ernst & Young is knowledgeable about ATI’s operations and accounting practices and is well qualified to act in the capacity of independent auditors.

In appointing Ernst & Young as our independent auditors for the fiscal year ending December 31, 2024, and making its recommendation that stockholders ratify the selection, the Audit and Risk Committee considered, among other matters, whether the audit and non-audit services Ernst & Young provides are compatible with maintaining the independence of our outside auditors.

If the stockholders do not ratify the selection of Ernst & Young, the Audit and Risk Committee will reconsider the selection of Ernst & Young as the Company’s independent auditors.

Representatives of Ernst & Young will be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions following the Annual Meeting.

AUDIT COMMITTEE PRE-APPROVAL POLICY

Under ATI’s Audit and Risk Committee Pre-Approval Policy, the Audit and Risk Committee reviews and approves all services to be provided by Ernst & Young before the firm is retained to perform any such services. Under this policy, the engagement terms and fees of all audit services and all audit-related services are subject to the approval of the Audit and Risk Committee. In addition, while the Committee believes that the independent auditor may be able to provide tax services to the Company without impairing the auditor’s independence, absent unusual circumstances, the Committee does not expect to retain the independent auditor to provide tax services. Under the policy, the Committee has delegated limited pre-approval authority to the Chair of the Committee with respect to permitted, non-tax related services; the Chair is required to report any pre-approval decisions to the Committee at its next scheduled meeting. The Audit and Risk Committee pre-approved all audit and non-audit services provided by Ernst & Young in 2023 and 2022.

INDEPENDENT AUDITOR: SERVICES AND FEES

The fees and expenses of Ernst & Young for the indicated services performed during 2023 and 2022 were as follows (amounts in thousands):

	2023	2022

Audit fees	$5,008	$4,400

Audit-related fees	$0	$0

Tax fees	$32	$0

All other fees	$5	$5

Total	$5,045	$4,405

“Audit fees” consisted of fees related to the annual audit of the Company’s consolidated financial statements and review of the consolidated financial statements in our Quarterly Reports on Form 10-Q, Sarbanes-Oxley Section 404 attestation services, audit and attestation services related to statutory or regulatory filings, the issuance of consents, and captive insurance company audits.

“Audit-related fees” consisted of fees related to certain due diligence services and an audit of a pension plan.

“All other fees” consisted of subscriptions to Ernst & Young’s web-based EYOnline accounting reference library in both periods.

82	ATI 2024 Proxy Statement	Audit and Risk Committee Report Roles and Responsibilities

Audit and Risk Committee Report

The following is the report of the Audit and Risk Committee with respect to the Company’s audited consolidated financial statements for the year ended December 31, 2023.

ROLES AND RESPONSIBILITIES

The Audit and Risk Committee monitors and oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the Company’s internal controls and financial reporting process. The Committee reviews and discusses management’s report on internal control over financial reporting. Ernst & Young LLP, our independent auditor, is responsible for performing an independent audit of ATI’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), expressing an opinion as to their conformity with U.S. generally accepted accounting principles, and for attesting to the effectiveness of ATI’s internal control over financial reporting.

REQUIRED DISCLOSURES AND DISCUSSIONS

The Audit and Risk Committee has reviewed, met and held discussions with ATI’s management, internal auditors, and the independent auditors regarding the financial statements, including a discussion of quality, not just acceptability, of the Company’s accounting principles, and Ernst & Young’s judgment regarding these matters.

The Audit and Risk Committee discussed with the internal auditors and independent auditors matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States). The Committee met with the internal auditors and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls over financial reporting, and the overall quality of ATI’s financial reporting. The Audit and Risk Committee has also discussed with Ernst & Young matters required to be discussed by applicable auditing standards.

The Audit and Risk Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent accountant’s communications with the Audit Committee concerning independence. The Committee also considered the compatibility of non-audit services with Ernst & Young’s independence. This information was also discussed with Ernst & Young.

COMMITTEE RECOMMENDS INCLUDING THE FINANCIAL STATEMENTS IN THE ANNUAL REPORT

Based on the review and discussions referred to above, the Audit and Risk Committee recommended to the Board that the audited financial statements be included in our annual report on Form 10-K for the year ended December 31, 2023 as filed with the SEC. The Board of Directors has approved this inclusion.

Submitted by:

Audit and Risk Committee

Chair:	Leroy M. Ball, Jr.
Members:	Herbert J. Carlisle
James C. Diggs
Marianne Kah
David J. Morehouse Ruby Sharma

Annual Meeting Information 2024 Annual Meeting of Stockholders — Questions and Answers	ATI 2024 Proxy Statement	83

Annual Meeting Information

2024 ANNUAL MEETING OF STOCKHOLDERS — QUESTIONS AND ANSWERS

1.	How can I attend, vote and ask questions at the virtual 2024 Annual Meeting?

The 2024 Annual Meeting will be conducted exclusively by webcast at www.meetnow.global/MJ4M9LH on May 16, 2024 at 11:30 a.m. Central Time. We encourage you to access the 2024 Annual Meeting prior to the start time. Online access will begin at 11:15 a.m. Central Time.

We are committed to ensuring, to the extent possible, that our stockholders will be afforded the ability to participate at the virtual meeting like they would at an in-person meeting. You are entitled to participate, vote and submit questions at the 2024 Annual Meeting if you were a stockholder of record as of the close of business on March 18, 2024, the record date, or hold a legal proxy for the meeting provided by your bank, broker or nominee. No physical meeting will be held.

For Stockholders of Record

Stockholders of record will be able to participate in the 2024 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting, without advance registration. To access the live webcast of the meeting, you will need the 15-digit control number on the proxy card or the “Notice Regarding the Availability of Proxy Materials” (the “Notice”) you previously received.

For Beneficial Owners

If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker or nominee, you must register in advance to participate in the 2024 Annual Meeting, vote electronically and submit questions during the live webcast of the meeting. To register in advance, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy along with your email address to Computershare Trust Company, N.A. (“Computershare”).

Requests for registration should be directed to Computershare by email at legalproxy@computershare.com no later than 5:00 p.m. Eastern Time, on Monday, May 13, 2024. You will receive a confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.

Beneficial owners who are unable to register in advance may still attend the 2024 Annual Meeting by visiting www.meetnow.global/MJ4M9LH as a “guest” but will not have the option to vote shares electronically or submit questions during the live webcast of the meeting. However, we have provided additional methods to ensure that all of our stockholders are afforded the opportunity to submit questions. See “To submit a question” below.

To submit a question at the virtual 2024 Annual Meeting

In Advance of the Meeting. Stockholders may submit questions in advance of the meeting by emailing their questions, along with proof of ownership, to investors@ATI Materials.com

During the meeting. You may submit questions during the live webcast of the meeting by visiting the meeting website at www.meetnow.global/MJ4M9LH and entering your control number. Once logged in, click on the “messages” icon at the top of the screen to type in your question, then click the arrow icon on the right to submit.

Those who attend the 2024 Annual Meeting as a “guest,” as described above, will not have the option to submit questions during the live webcast of the meeting. However, in order to ensure all stockholders are afforded the opportunity to submit questions, you may also email your question, along with proof of ownership, during the live meeting to investors@ATI Materials.com.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.

For technical support

If you encounter technical difficulties with the virtual meeting platform on the day of the meeting, a link on the meeting page will provide further assistance, or you may call 1-888-724-2416 or 1-781-575-2748.

2.	Will you make a list of stockholders entitled to vote at the 2023 Annual Meeting available electronically?

We will make available a list of stockholders of record as of the record date for inspection by stockholders for any purpose germane to the meeting from May 2, 2024 through May 16, 2024 at our corporate offices or on request by email to investors@atimaterials.com. The list will also be available to stockholders at www.meetnow.global/MJ4M9LH during the live webcast of the 2024 Annual Meeting.

84	ATI 2024 Proxy Statement	Annual Meeting Information 2024 Annual Meeting of Stockholders — Questions and Answers

3.	How do I obtain materials for the annual meeting?

We are making this Proxy Statement and ATI’s 2023 Annual Report available to our stockholders electronically via the internet. On or about March 28, 2024, we began mailing to stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and the Annual Report and how to vote online. Unless you request a printed copy of the proxy materials by following the instructions for requesting such materials contained in the Notice, you will not receive a printed copy of the proxy materials. This Proxy Statement and our 2023 Annual Report are available to you at envisionreports.com/ATI and on our website at ATImaterials.com.

4.	Who is entitled to vote at the annual meeting?

If you held shares of ATI Inc. common stock, par value $0.10 per share (“Common Stock”), at the close of business on March 18, 2024, you may vote your shares at the annual meeting. On that day, 124,439,826 shares of our Common Stock were outstanding.

In order to vote, you must follow the instruction provided on your proxy card to designate a proxy to vote on your behalf or attend the meeting and vote your shares during the meeting. Please return your proxy as soon as possible to ensure that your shares are represented and will be voted at the meeting, whether or not you plan to attend the meeting.

5.	How do I cast my vote?

There are four different ways you may cast your vote. You may vote by:

Telephone	using the toll-free number listed on each proxy or voting instruction card
Online	at the web address provided on each proxy or voting instruction card
Mail	marking, signing, dating and mailing each proxy or voting instruction card and returning it in the postage-paid envelope provided. If you return your signed proxy card, but do not mark the boxes showing how you wish to vote on any particular item, your shares will be voted as the Board of Directors recommends for any such item.
Attending and voting during the Virtual Annual Meeting	only if you are a stockholder of record (that is, your shares are registered directly in your name on the Company’s books and are not held in “street name” through a broker, bank or other nominee).

If you are a stockholder of record and wish to vote by telephone or electronically through the Internet, then you will need to use the individual control number that is printed on your proxy card in order to authenticate your ownership. The deadline for voting by telephone or the Internet is 11:59 p.m. Eastern Time on May 15, 2024.

If your shares are held in “street name” (that is, they are held in the name of broker, bank or other nominee), or if your shares are held in one of the Company’s savings or retirement plans, then you will receive instructions with your materials that you must follow in order to have your shares voted. For voting procedures for shares held in ATI’s savings or retirement plans, see the response to question 15 below.

6.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered to be the stockholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials is being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly, to vote electronically, or to vote in person at the Annual Meeting. If you have requested printed materials, we have enclosed a proxy card for you to use.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the Notice of Internet Availability of Proxy Materials is being forwarded to you by your broker, bank or nominee who is considered to be the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting, unless you request, complete and deliver a legal voting proxy from your broker, bank or nominee. If you requested printed materials, your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.

7.	I am a beneficial owner. Why do I need to request a legal proxy to be able to vote at the virtual meeting?

If your shares are held in an account at a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name” and the Notice was sent to you by your nominee. The bank, broker or other nominee holding your account is the

Annual Meeting Information 2024 Annual Meeting of Stockholders — Questions and Answers	ATI 2024 Proxy Statement	85

stockholder of record for purposes of voting at the 2024 Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or nominee regarding how to vote the shares in your account. You are also invited to attend the virtual 2024 Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares or submit questions during the meeting unless you request and obtain a “legal proxy” from your bank, broker or other nominee.

This process is no different than if you chose to vote your shares at an in-person meeting. See “How can I attend, vote and ask a question at the 2024 Annual Meeting?” above for more information.

8.	What documentation can I provide as proof of my ownership?

You need to provide documentation showing that you owned Common Stock on the record date of March 18, 2024. Documentation includes a copy of one of the following:

◆	your proxy card or voting instruction form;

◆	the Notice received by postal mail or e-mail; or

◆	an account statement or a brokerage statement reflecting your ownership of Common Stock as of March 18, 2024.

9.	If I submit my proxy do I still need to attend and vote during the virtual meeting?

If you have already submitted your proxy, there is no need to submit another proxy or vote at the 2024 Annual Meeting unless you wish to change or revoke your vote. Whether or not you plan to participate in the live webcast of the 2024 Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in this Proxy Statement.

10.	If I submit my proxy in advance, may I still attend the virtual meeting?

If you have already submitted your proxy, there is no need to submit another proxy or vote at the 2024 Annual Meeting unless you wish to change or revoke your vote, but you are still invited to attend the meeting if you choose. Stockholders of record and beneficial holders who wish to attend the 2024 Annual Meeting should follow the directions provided above under “How can I attend and vote at the 2024 Annual Meeting?”

11.	How many votes can be cast by all stockholders?

Each share of ATI Common Stock is entitled to one vote. There is no cumulative voting. We had 124,439,826 shares of Common Stock outstanding and entitled to vote on the record date.

12.	How many votes must be present to hold the annual meeting?

A majority of the shares entitled to vote as of the record date must be present as part of the virtual meeting or by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Your shares will be counted as present at the Annual Meeting if you properly cast your vote in person, electronically or telephonically, or a proxy card has been properly submitted by you or on your behalf. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

13.	What shares are included on the proxy or voting instruction card?

The shares indicated on your proxy or voting instruction card represent those shares registered directly in your name and shares held in the Company’s savings or retirement plans. If you do not cast your vote, your shares (except those held in the Company’s savings or retirement plans) will not be voted. See question 15 for an explanation of the voting procedures for shares in the Company’s savings or retirement plans.

14.	What does it mean if I receive more than one proxy or voting instruction card?

If your shares are registered differently and are in more than one account, then you will receive more than one card. Please complete and return all of the proxy or voting instruction cards you receive (or vote by telephone or the Internet all of the shares on each of the proxy or voting instruction cards you receive) in order to ensure that all of your shares are voted.

15.	How are shares that I hold in a company savings or retirement plan voted?

If you hold ATI Common Stock in one of the Company’s savings or retirement plans, then you may tell the plan trustee how to vote the shares of Common Stock allocated to your account. You may either sign and return the voting instruction card provided by the plan trustee or transmit your instructions by telephone or the Internet. If you do not transmit instructions, your plan shares will be voted as the plan administrator directs or as otherwise provided in the plan.

The deadline for voting the shares you hold in the Company’s savings or retirement plans by telephone or the Internet is 11:59 p.m. Eastern Time on May 14, 2024.

86	ATI 2024 Proxy Statement	Annual Meeting Information 2024 Annual Meeting of Stockholders — Questions and Answers

16.	Is my vote confidential?

ATI maintains a policy of keeping stockholder votes confidential.

17.	How many votes are required to elect the directors and pass the other proposals?

Item 1: Election of Directors

While directors are elected by a plurality of votes cast, our Bylaws include a director resignation policy. This policy states that in an uncontested election, any director nominee who receives a greater number of votes “WITHHELD” from his or her election, as compared to votes “FOR” such election, must tender his or her resignation. The Nominating and Governance Committee of the Board is required to make recommendations to the Board regarding any tendered resignation. The Board will act on the tendered resignation within 90 days from the certification of the vote and will publicly disclose its decision, including its rationale.

Only votes “FOR” or “WITHHELD” are counted in determining whether a plurality has been cast in favor of a director nominee; abstentions are not counted for purposes of the election of directors. If you withhold authority to vote with respect to the election of some or all of the nominees, your shares will not be voted with respect to those nominees indicated. For a “WITHHOLD” vote, your shares will be counted for purposes of determining whether there is a quorum and will have a similar effect as a vote against that director nominee for purposes of our director resignation policy.

Full details of our director resignation policy are stated in our Bylaws, which are available on our website at ATImaterials.com.

Item 2: Advisory vote to approve the 2023 compensation of our named executive officers	Your vote on Item 2 is advisory, which means the result of the vote is non-binding. Although non-binding, the Board and its committees value the opinions of our stockholders and will review and consider the voting result when making future decisions regarding executive compensation. Abstentions and broker non-votes are not counted as votes for this Item and will have no effect.
Item 3: Ratify Ernst & Young as our independent auditor for 2024	Item 3 will be approved if it receives the affirmative vote of at least a majority of the shares of ATI Common Stock represented at the Annual Meeting and entitled to vote on the matter. If your shares are represented at the Annual Meeting but you abstain from voting on Item 3, your shares will be counted as present and entitled to vote for purposes of establishing a quorum, and the abstention will have the same effect as a vote against the proposal.

18.	What if I don’t give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you indicate when voting by Internet or by telephone that you wish to vote as recommended by our Board, or if you return a signed proxy card but do not indicate how you wish to vote, then your shares will be voted:

◆	in accordance with the recommendations of the Board on all matters presented in this Proxy Statement; and

◆	as the proxy holders may determine in their discretion regarding any other matters properly presented for a vote at the meeting.

If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions.

Beneficial Owners. If you are a beneficial owner and hold your shares in street name and do not provide the organization that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. In very limited circumstances, brokers have the discretion to vote on matters deemed to be routine. Under applicable law and the rules of the NYSE, brokers generally do not have discretion to vote on most matters, but, if you do not provide voting instructions to your broker, the broker could vote your shares in its discretion with respect to the proposal to ratify the selection of Ernst & Young as our independent auditors for 2024 (Item 3) because that is deemed to be a routine matter. We encourage you to provide instructions to your broker regarding the voting of your shares.

If you do not provide voting instructions to your broker and the broker has indicated that it does not have discretionary authority to vote on a particular proposal, your shares will be considered “broker non-votes” with regard to that matter. Broker non-votes will be considered as represented for purposes of determining a quorum. Broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal and are not considered to be shares entitled to vote on non-routine matters. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the vote on Items 1 and 2.

19.	How do I revoke or change my vote?

You may revoke your proxy or change your vote at any time before it is voted at the meeting by:

◆	notifying the Corporate Secretary at ATI’s executive office;

Annual Meeting Information 2024 Annual Meeting of Stockholders — Questions and Answers	ATI 2024 Proxy Statement	87

◆	transmitting a proxy dated later than your prior proxy, either by mail, telephone or Internet; or

◆	attending the meeting and voting in person or by proxy (except for shares held in “street name” through a broker, bank or other nominee, or in the Company’s savings or retirement plans).

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone or the Internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, the previously recorded vote will stand.

20.	Can I receive the Notice or other proxy materials over the internet?

Stockholders can elect to view future ATI notices and proxy materials over the Internet instead of receiving paper copies in the mail. This saves us the cost of producing and mailing these documents. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by you.

◆

If you are a stockholder of record and you choose to vote over the Internet, you can choose to receive future materials electronically by following the prompt on the voting page when you vote using the Internet.

◆

If you hold your Company stock in street name (such as through a broker, bank or other nominee account), check the information provided by your nominee for instructions on how to elect to view future notices and other materials over the Internet.

Stockholders who choose to view future proxy statements and annual reports over the Internet will receive instructions electronically that contain the Internet address for those materials, as well as voting instructions, approximately six weeks before future meetings, even in cases in which we otherwise mail full printed sets of our proxy materials.

If you enroll to view ATI’s future annual reports and proxy statements electronically and vote over the Internet, then your enrollment will remain in effect for all future stockholders’ meetings unless you cancel it. To cancel, stockholders of record should access computershare.com/investor and follow the instructions to cancel enrollment. You should retain your control number appearing on your enclosed proxy or voting instruction card. If you hold your Company stock in “street name,” check the information provided by your nominee holder for instructions on how to cancel your enrollment.

If at any time you would like to receive a paper copy of the annual report or proxy statement, please write to the Corporate Secretary, ATI Inc., 116 15th Street, Pittsburgh, Pennsylvania 15222.

21.	What is householding?

The term “householding,” means that we will deliver only one Notice of Internet Availability of Proxy Materials to stockholders of record who share the same address and last name unless we have received contrary instructions from you. This procedure reduces our printing costs and mailing costs and fees. Upon written or oral request, we will promptly deliver a separate annual report and proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered.

If you would like to receive a printed copy of the annual report or proxy statement for this meeting or opt out of householding, or if you are a stockholder eligible for householding and would like to participate in householding, please send a request addressed to ATI’s Corporate Secretary at 116 15th Street, Pittsburgh, Pennsylvania 15222, or call (412) 394-2800. Many brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

88	ATI 2024 Proxy Statement	Annual Meeting Information 2025 Annual Meeting and Stockholder Proposals

2025 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Stockholder proposals submitted for inclusion in the proxy statement and form of proxy relating to the 2025 Annual Meeting of Stockholders must be received no later than November 28, 2024. Stockholder proposals should be sent to the Corporate Secretary, ATI Inc., 116 15th Street, Pittsburgh, Pennsylvania 15222.

If you wish to submit director nominations or other business to be properly brought before an annual meeting, you must give timely notice of your intent to submit a proposal in writing to the Corporate Secretary. For such notices to be timely, notice must be received by the Corporate Secretary not less than 75 days and not more than 90 days before the first anniversary of the date of the preceding year’s annual meeting. For our 2025 Annual Meeting of Stockholders, we must receive any such notice on or after February 15, 2025 and on or before March 2, 2025. The notice must contain certain information specified in the Company’s Certificate of Incorporation and Bylaws.

The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Committee will evaluate stockholder-recommended candidates on the same basis as other candidates. Stockholder recommendations should be sent to the Corporate Secretary at the address above, who will forward the information to the Committee.

Stockholders may obtain copies of our Certificate of Incorporation and Bylaws by writing to the Corporate Secretary at the address set forth above. Copies of our Certificate of Incorporation and Bylaws have been filed with the SEC and can be viewed on our website, ATImaterials.com at “About ATI—Corporate Governance.”

OTHER BUSINESS AND INFORMATION

The Company knows of no business to be presented for consideration at the meeting other than the items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies on your proxy card may vote on such matters at their discretion.

Annual Report on Form 10-K

Copies of ATI’s Annual Report on Form 10-K, without Exhibits, can be obtained free of charge by written request to the Corporate Secretary, ATI Inc., 116 15th Street, Pittsburgh, Pennsylvania 15222-5479 or by calling (412) 394-2800.

Proxy Solicitation

We pay the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending proxy materials to our beneficial stockholders whose stock is registered in the nominee’s name.

ATI has engaged Georgeson Inc., 199 Water Street, 26th Floor, New York, New York 10038 to help solicit proxies from brokers, banks and other nominee holders of Common Stock at a cost of $10,000 plus expenses. Our employees may also solicit proxies for no additional compensation.

On behalf of the Board of Directors:

Amanda J. Skov

Corporate Secretary

Dated: March 28, 2024

Our **values.**

Integrity

We do the right things the right way; it's the cornerstone of our relationship with every stakeholder.

Safety & Sustainability

We are committed to a Zero Injury Culture, protecting our people and the planet through our products and the way we operate.

Accountability

We do what we say we are going to do. We set a standard for excellence and hold ourselves and our team accountable for our actions, results and delivering value for our customers.

Teamwork & Respect

We seek and celebrate diverse views, capabilities and experiences to power our collaborative work environment.

Innovation

We embrace change and unique perspectives to create sustainable value, acting with urgency and taking calculated risks to learn and continuously improve.

ATI

Proven to **perform.**

ATIMATERIALS.COM

ATI and Starburst logo are registered trademarks of ATI Properties, LLC | © 2023 ATI.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:
	For	Withhold		For	Withhold		For	Withhold
01 - Herbert J. Carlisle	☐	☐	02 - David P. Hess	☐	☐	03 - Marianne Kah	☐	☐

	For	Withhold
04 - Ruby Sharma	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Advisory vote to approve the compensation of our named executive officers	☐	☐	☐	3. Ratification of the selection of Ernst & Young LLP as our independent auditors for 2024	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

1 U P X
03Y6XB

2024 Annual Meeting of

ATI Inc. Stockholders

Thursday, May 16, 2024

11:30 a.m. Central Time

Dear Stockholder,

Available on the Internet at http://www.envisionreports.com/ati are materials relating to the ATI Inc. 2024 Annual Meeting of Stockholders. The Notice of the Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

Your vote is important. Please vote your proxy promptly whether or not you expect to attend the meeting. You may vote by toll-free telephone, by Internet or by signing and returning the proxy card (below) by mail in the enclosed postage-paid envelope.

Amanda J. Skov

Corporate Secretary

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The Proxy Statement and the 2023 Annual Report to Stockholders are available at: www.envisionreports.com/ati

The 2024 Annual Meeting of Stockholders of ATI Inc. will be held on

Thursday, May 16, 2024 at 11:30 a.m. Central Time, virtually via the internet at meetnow.global/MJ4M9LH.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ati

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy – ATI Inc.

Proxy for 2024 Annual Meeting

Solicited on Behalf of the Board of Directors of ATI Inc.

The undersigned hereby appoints Donald P. Newman and Amanda J. Skov or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the stockholder named herein is entitled to vote with all powers which the stockholder would possess if personally present, at the Annual Meeting of Stockholders of ATI Inc. on May 16, 2024, and any adjournments or postponements thereof, upon the matters set forth on the reverse side of this card and, in their discretion, upon such other matters as may properly come before such meeting.

STOCKHOLDERS MAY VOTE BY TOLL-FREE TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR STOCKHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This proxy, when properly executed, will be voted as directed herein, but if you do not specify a vote, the proxies will vote FOR Items 1, 2 and 3 and in their discretion on other matters.

If you wish to use this card to vote your shares, please vote, date and sign on the reverse side.

(Continued and to be marked, dated and signed, on the other side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

∎	+

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:
	For	Withhold		For	Withhold		For	Withhold
01 - Herbert J. Carlisle	☐	☐	02 - David P. Hess	☐	☐	03 - Marianne Kah	☐	☐

	For	Withhold
04 - Ruby Sharma	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Advisory vote to approve the compensation of our named executive officers	☐	☐	☐	3. Ratification of the selection of Ernst & Young LLP as our independent auditors for 2024	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

1 U P X
03Y6YA

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy - ATI Inc.

Proxy for 2024 Annual Meeting

Solicited on Behalf of the Board of Directors of ATI Inc.

The undersigned hereby appoints Donald P. Newman and Amanda J. Skov or any of them, each with power of substitution and revocation, proxies or proxy to vote all shares of Common Stock which the stockholder named herein is entitled to vote with all powers which the stockholder would possess if personally present, at the Annual Meeting of Stockholders of ATI Inc. on May 16, 2024, and any adjournments or postponements thereof, upon the matters set forth on the reverse side of this card and, in their discretion, upon such other matters as may properly come before such meeting.

STOCKHOLDERS MAY VOTE BY TOLL-FREE TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR STOCKHOLDERS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS PROXY CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This proxy, when properly executed, will be voted as directed herein, but if you do not specify a vote, the proxies will vote FOR Items 1, 2 and 3 and in their discretion on other matters.

If you wish to use this card to vote your shares, please vote, date and sign on the reverse side.

(Continued and to be marked, dated and signed, on the other side)

Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas.

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on May 13, 2024.

Online
Go to www.envisionreports.com/ati or scan the QR code – login details are located in the shaded bar below.
Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/ati

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Herbert J. Carlisle	☐	☐	02 - David P. Hess	☐	☐	03 - Marianne Kah	☐	☐

	For	Withhold
04 - Ruby Sharma	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Advisory vote to approve the compensation of our named executive officers	☐	☐	☐	3. Ratification of the selection of Ernst & Young LLP as our independent auditors for 2024	☐	☐	☐

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign EXACTLY as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, or custodian, please give your full title as such.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

∎	1 U P X

          03Y71A

•	The ATI Retirement Plan

•	The ATI 401(k) Savings Plan

As a Plan participant, you have the right to direct Benefit Trust Company how to vote the shares of ATI Inc. Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, Internet or by completing, signing and returning voting instructions herein by mail. A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by 11:59 p.m., Eastern Time, on May 13, 2024. If the Trustee does not receive your instructions by such date, the Trustee shall vote your shares as the Plan Administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-Plan shares must be voted separately from your Plan shares.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.

The Proxy Statement and the 2023 Annual Report to Stockholders are available at: www.envisionreports.com/ati

The 2024 Annual Meeting of Stockholders of ATI Inc. will be held on

Thursday, May 16, 2024 at 11:30 a.m. Central Time, virtually via the internet at meetnow.global/MJ4M9LH.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ati

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Voting Instruction Card for 2024 Annual Meeting	+

ATI Inc.

Solicited on Behalf of the Board of Directors of ATI Inc.

The undersigned hereby directs Benefit Trust Company to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of ATI Inc. on May 16, 2024 and any adjournments or postponements thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before such meeting.

PLAN PARTICIPANTS MAY GIVE DIRECTIONS BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE OR PARTICIPANTS MAY GIVE DIRECTIONS BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

If you wish to use this card to vote your shares, please vote, date and sign on the reverse side.

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.	Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.	☐

∎	+